As filed with the SEC on _________________.	Registration No. 2-89780

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 35

_________________

PRUCO LIFE OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 778-2255

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2005pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2005

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE LIFE®

INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•

Invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”):

•
Conservative Balanced

Diversified Bond

Equity

Flexible Managed

Global

Government Income

High Yield Bond

Jennison

Money Market

Natural Resources

Small Capitalization Stock

Stock Index

Value

•	Invest in the fixed rate option, which pays a guaranteed interest rate.

•	Invest in the Pruco Life of New Jersey Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in Pruco Life of New Jersey Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES                                                              1

Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS                         4

Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	4
Death Benefit Guarantee	5
The Contract Fund	5
Tabular Contract Fund	5
Premium Payments	5
Allocation of Premiums	6
Investment Choices	6
Transfers Among Investment Options	6
Increasing or Decreasing the Face Amount	6
Access to Contract Values	7
Contract Loans	7
Canceling the Contract	7

SUMMARY OF CONTRACT RISKS                                                                               7

Contract Values are not Guaranteed	7
Increase in Charges	7
Contract Lapse	8
Risks Involved with Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	8
Limitations on Transfers	8
Limitations and Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Tax Consequences of Buying this Contract	9

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS10

Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	11

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY                                                                                                                                                       11

Pruco Life Insurance Company of New Jersey	11
The Pruco Life of New Jersey Variable Appreciable Account	11
The Prudential Series Fund, Inc.	11
Service Fees Payable to Pruco Life of New Jersey	13
Voting Rights	14
Substitution of Variable Investment Options	14
The Fixed Rate Option	14
The Pruco Life of New Jersey Variable Contract Real Property Account	14

CHARGES AND EXPENSES                                                                                           15

Deduction from Premiums	15
Taxes Attributable to Premiums	15
Sales Load Charges	15
Cost of Insurance	16
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	18
Rider Charges	18

PERSONS HAVING RIGHTS UNDER THE CONTRACT                                      18

Contract Owner	18
Beneficiary	18

OTHER GENERAL CONTRACT PROVISIONS                                                         18

Assignment	18
Incontestability	19
Misstatement of Age or Sex	19
Settlement Options	19
Suicide Exclusion	19

RIDERS                                                                                                                                  19

REQUIREMENTS FOR ISSUANCE OF A CONTRACT                                           20

PREMIUMS                                                                                                                          20

Allocation of Premiums	22
When a Contract Becomes Paid-Up	23
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24

DEATH BENEFITS                                                                                                            25

Contract Date	25
When Proceeds Are Paid	25
Types of Death Benefit	25
How a Contract's Death Benefit Will Vary	26
Increases in the Face Amount	27
Decreases in the Face Amount	28

CONTRACT VALUES                                                                                                       29

Surrender of a Contract	29
How a Contract’s Cash Surrender Value Will Vary	29
Loans	29
Withdrawals	30

LAPSE AND REINSTATEMENT                                                                                   31

Options on Lapse	31

TAXES                                                                                                                                   32

Tax Treatment of Contract Benefits	32
Tax-Qualified Pension Plans	34

DISTRIBUTION AND COMPENSATION                                                                    34

LEGAL PROCEEDINGS                                                                                                    35

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS                                                                                                                                                      35

ADDITIONAL INFORMATION                                                                                      37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS                  38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load) (2)	Deducted from premium payment.	5% of premium payment.
Administrative Fee	Deducted from premium payment.	$2
Taxes Attributable to Premiums (1)	Deducted from premium payments.	2.5% of premium payments.
Maximum Deferred Sales Charge (Load) (2)	Upon lapse, surrender, or decrease in the face amount.	45% of one scheduled annual premium.
Other Surrender Fees (2)	Upon lapse, surrender, or decrease in the face amount.	$5 per $1,000 of coverage amount.
Withdrawal Fee	Upon withdrawal.	The lesser of $15 and 2% of the withdrawal amount.
Face amount Change Fee	When there is a change in the face amount.	$15.
Living Needs Benefit Fee	When the benefit is paid.	$150.

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the face amount. (1)(2)

_____________

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 30 in the preferred underwriting class, no riders

	Monthly	From $0.06 to $83.34 per $1,000 of Net Amount of Risk. _____________ 0.15% per $1,000 of Net Amount of Risk. (3)
Mortality and Expense Risk Fees	Daily	Effective annual rate of 0.60% of the amount of assets in the variable investment options.
Additional Mortality Fees for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of the face amount.
Fee for the face amount	Monthly	$2.50 plus $0.02 per $1,000 of the face amount.
Net interest on loans (5)	Annually	1.5%
Guaranteed Death Benefit Fee for the face amount or an increase to the face amount.	Monthly	$0.01 per $1,000 of the face amount or increase in the face amount.
Fee for an increase to the face amount	Monthly	$0.02 per $1,000 of the face amount.

Fee for Level Premium Term Rider (1)

_____________

Minimum and Maximum Charges

_____________

Level Premium Term Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class, no riders

	Monthly	From $0.16 to $7.91 per $1,000 of coverage. _____________ $0.19 per $1,000 of coverage. (3)
Fee for Child Level Premium Term Rider (4)(6)	Monthly	$0.45 per $1,000 of insurance amount.

Fee for Accidental Death Benefit Rider

_____________

Minimum and Maximum Charges

_____________

Accidental Death Benefit fee for a representative Contract owner, male age 30 in the preferred underwriting class

Monthly	From $0.04 to $0.64 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)

Option to Purchase Additional Insurance Rider (1)

_____________

Minimum and Maximum Charges

_____________

Option to Purchase Additional Insurance Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class, no riders

Monthly	From $0.06 to $0.47 per $1,000 of coverage, depending on issue age. _____________ $0.17 per $1,000 of coverage. (3)

Waiver of Premium Rider Charge

_____________

Minimum and Maximum Charges

_____________

Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class, no riders

Monthly	From $0.008 to $0.21 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage. (3)

Applicant Waiver of Premium Rider

_____________

Minimum and Maximum Charges

_____________

Applicant Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class, no riders

Monthly	From 0.40% to 3.14% of the Contract’s applicable premium. Capped at $0.15 per $1,000 of coverage. _____________ 0.7% of the Contract’s applicable premium capped at $0.15 per $1,000 of coverage. (3)

(1) The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2) For example, the highest COI rate is for an insured who is a male/female age 99.

(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(4)	Both the charge and the duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)

The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 9.72%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life of New Jersey Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•

We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and at least the face amount of insurance will be paid upon the death of the insured.

If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.

Your Scheduled Premium consists of two amounts:

•

The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS and Tax Treatment of Contract Benefits. Pruco Life of New Jersey will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct a $2 processing charge, a deduction of up to 5% for sales charges and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are made. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge a deduction of up to 5% for sales charges and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., The Fixed Rate Option, and The Pruco Life of New Jersey Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers/Restrictions on Transfers.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature. See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in the face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the face amount. See Increases in the Face Amount.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the face amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is generally $500. See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we are entitled to make under the Contract. The “current charge” is the amount that we are now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES. It is important to note, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount of insurance, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in the face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 13 available variable investment options. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., The Fixed Rate Option and The Pruco Life of New Jersey Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Pruco Life of New Jersey Real Property Account. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund, Inc.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 13 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Prudential Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Series Fund. Prior to that date, the Account invested only in shares of Prudential Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

•

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

•

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

•

Equity Portfolio:(merged with SP MFS Capital Opportunities Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•

Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations.

•

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

•

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

•

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

•

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P Small Cap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

•

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued-those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments LLC (“PI”), an wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Jennison Associates LLC (“Jennison”), also an indirect wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Global Portfolio, the Jennison Portfolio, and the Natural Resources Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, and the Stock Index Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (“GEAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying funds. Neither the companies that invest in the Fund nor the Fund currently foresee any such disadvantage. The Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

The Series Fund or an affiliate of the Series Fund may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the portfolio by Pruco Life of New Jersey under the Contracts. These percentages may vary by portfolio, and reflect administrative and other services we provide. With regard to its variable life insurance Contracts generally, Pruco Life of New Jersey receives an annual fee that ranges from 0.05% to 0.40% for providing such services.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee of 0.05%, as of May 1, 2005, of the average assets allocated to the Series Fund portfolios.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life of New Jersey’s general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life of New Jersey Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life of New Jersey. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive. The premium tax charge is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract owners without regard to location of residence. State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but in some instances may exceed 5%). We may collect more for this charge than we actually pay for state and local premium taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Sales Load Charges

We may charge up to 5% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or if there is an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Percentages for Surrender Charges
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender

Entire Year 1

Entire Year 2

Entire Year 3

Entire Year 4

Entire Year 5

First 7 Months of Year 6

First Month of Year 7

First Month of Year 8

First Month of Year 9

First Month of Year 10

First Month of Year 11

and Thereafter

	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)

We deduct an administrative charge based on the face amount of insurance. This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. We deduct $2.50 per Contract and up to $0.02 per $1,000 of the face amount of insurance. This charge also applies to increases in the face amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less. Currently, the charge of $0.02 per $1,000 of the face amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987. Thus, we will deduct $44.40 per year for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Premium Plan basis. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)

We also deduct a charge of $0.01 per $1,000 of the face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes. We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace. This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. We deduct $5 per $1,000 of the face amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract year (later if additional insurance is added after issue). However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract anniversary. For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial face amount of insurance until it reaches zero at the end of the 10th Contract year. We do not deduct a surrender charge from the death benefit if the insured dies during the first 10 Contract years or 10 years from an increase in the face amount of insurance.

Transaction Charges

(a)	We currently charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the face amount of insurance.

(c)	We may charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Rider Charges

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death the current scheduled premium will be adjusted.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. In addition to the contractual guaranteed options, Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. The Alliance Account is the default settlement option in states where it is approved. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the face amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life of New Jersey will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met. Any Pruco Life of New Jersey representative can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will never be lower than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life of New Jersey representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Pruco Life of New Jersey will generally accept any premium payment of at least $25. Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 and T2 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life of New Jersey may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary. The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES. The term “net single premium,” the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

Allocation of Premiums

On the Contract date, we deduct a $2 processing charge, a deduction of up to 5% for sales charges and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are made. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge a deduction of up to 5% for sales charges and 2.5% for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular variable investment option, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life of New Jersey will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life of New Jersey will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts from one variable investment option to another variable investment option, to the fixed rate option, or to the Real Property Account, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only within 30 days following each Contract anniversary. The maximum amount that may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will take effect on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law).

Types of Death Benefit

You may have selected from two types of death benefit at issue. A Contract with a Form A death benefit has a death benefit, which will generally equal the initial face amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B death benefit has a death benefit, which will generally equal the face amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Form B Contract may be less than the increase in cash surrender value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the face amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Contract owners of a Form A Contract should note that any withdrawal may result in a reduction of the face amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the face amount below the minimum face amount. For Form B Contracts, withdrawals will not change the face amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, we will increase the Contract's death benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the death benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the face amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract. See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract anniversary, you may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit). The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the face amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the face amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase. We also reserve the right to deny more than one increase per Contract year.

An increase in the face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in the face amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract anniversary will be effective on your choice of the prior or the next Contract anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in the face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the face amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. An increase in the face amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in the face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load. See CHARGES AND EXPENSES. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in the face amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the face amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be recomputed as though no increase had been applied.

The right to convert the increase in the face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the face amount of insurance of the Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the face amount of insurance after the decrease must be at least equal to the minimum face amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new face amount, tabular values, scheduled premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the face amount of insurance. We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the face amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in the face amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced.

To surrender a Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract’s cash surrender value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the fixed rate option; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract debt, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 and T2 in this prospectus illustrate approximately what the cash surrender values would be for representative Form A and Form B Contracts, paying certain premium amounts and assuming hypothetical uniform investment results in the variable investment options, and also provide information about the aggregate Scheduled Premiums payable under those Contracts. The two tables also show the premium amount that may be required on the premium change date to guarantee the Contract against lapse and assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option. The minimum amount that may be borrowed at any one time is $500 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average-Monthly Average Corporate, as

published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2003 ranged from 5.85% to 6.84%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre- Death Distributions.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)

The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b)	The amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero.
(c)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d)	You may make no more than four withdrawals in each Contract year.

There is a transaction fee for each withdrawal equal to the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new face amount of less than the minimum face amount shown under List of Contract Minimums in your Contract Data pages. A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the face amount. Form A Contract owners who make a withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the face amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.

Under a Form B Contract, the cash surrender value and the Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at the Payment Office within the 61day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the two options described below for which no further premiums are payable.

1.

Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.

Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in the face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004, $116,853,430 in 2003 and $147,577,922 in 2002. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004, $12,087,173 in 2003, and $16,553,533 in 2002. Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

If the face amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life of New Jersey has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General’s Office. As part of a broad initiative by the National Association of Insurance Commissioners, Pruco Life of New Jersey has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.

Pruco Life of New Jersey’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 and T2) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. Both tables assume the following:

•	a Contract with a face amount of $75,000 bought by a 30 year old male, Preferred, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•

the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

•	the Contracts are not issued on a guaranteed issue basis and the risk classification is not on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A (fixed) Contract has been purchased and the second table (page T2) assumes a Form B (variable) Contract has been purchased.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit.

There are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.53%, and the daily deduction from the Contract Fund of 0.60% per year. Assuming maximum charges, gross returns of 0%, 6% and 12% are the equivalent of net returns of -1.13%, 4.87% and 10.87%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.53% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 30 year old man, using maximum charges, may be useful for a 30 year old man, but would be inaccurate if made for insureds of other ages, sex, or rating class. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                                                         ILLUSTRATIONS
                                                         -------------

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM A -- FIXED DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   402          $    463            $524
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,274          $  1,453          $1,639
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,132          $  2,489          $2,875
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 2,976          $  3,573          $4,246
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,805          $  4,706          $5,764
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,746          $  6,018          $7,573
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,695          $  7,408          $9,588
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,626          $  8,851         $11,802
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,537          $ 10,349         $14,236
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,426          $ 11,903         $16,913
     15            $ 24,989        $75,000          $ 75,000        $   97,042       $11,876          $ 19,955         $34,248
     20            $ 37,163        $75,000          $ 75,000        $  150,803       $14,650          $ 29,845         $61,897
     25            $ 51,974        $75,000          $ 88,243        $  222,492       $16,519          $ 41,785        $105,355
     30            $ 69,994        $75,000          $102,843        $  319,353       $17,019          $ 55,583        $172,598
     35            $ 91,918        $75,000          $116,806        $  451,362       $15,417          $ 71,235        $275,268
     40            $115,023        $75,000          $125,692        $  626,792       $20,485          $ 85,315        $425,441
     45            $143,135        $75,000          $134,752        $  869,185       $21,009          $100,282        $646,847
     50            $177,336        $75,000          $144,246        $1,205,965       $12,442          $115,590        $966,388
     55            $218,948        $75,000          $154,474        $1,676,911       $     0          $131,402      $1,426,447
     60            $269,574        $75,000          $165,903        $2,342,089       $     0          $147,677      $2,084,787
     65            $331,170        $75,000          $178,721        $3,285,769       $     0          $167,124      $3,072,555
     70            $406,109        $75,000          $195,536        $4,688,938       $     0          $195,536      $4,688,938

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,294.62. For a gross return of 6% the premium after age 65 will be $566.50. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T1
                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                FORM B -- VARIABLE DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.13% Net)      (4.87% Net)     (10.87% Net)    (-1.13% Net)      (4.87% Net)     (10.87% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,558          $ 75,618        $   75,679       $   401          $    461             $522
      2            $  2,546        $76,092          $ 76,271        $   76,456       $ 1,270          $  1,448           $1,634
      3            $  3,896        $76,602          $ 76,958        $   77,343       $ 2,125          $  2,480           $2,865
      4            $  5,300        $77,087          $ 77,681        $   78,351       $ 2,964          $  3,558           $4,227
      5            $  6,760        $77,548          $ 78,443        $   79,494       $ 3,787          $  4,683           $5,734
      6            $  8,278        $77,983          $ 79,246        $   80,789       $ 4,721          $  5,984           $7,527
      7            $  9,857        $78,393          $ 80,091        $   82,251       $ 5,662          $  7,360           $9,519
      8            $ 11,499        $78,778          $ 80,980        $   83,898       $ 6,583          $  8,785          $11,703
      9            $ 13,207        $79,138          $ 81,916        $   85,753       $ 7,482          $ 10,260          $14,096
     10            $ 14,984        $79,474          $ 82,902        $   87,837       $ 8,358          $ 11,786          $16,720
     15            $ 24,989        $80,794          $ 88,655        $  102,668       $11,704          $ 19,565          $33,578
     20            $ 37,163        $81,568          $ 96,046        $  148,117       $14,296          $ 28,775          $60,795
     25            $ 51,974        $81,923          $105,503        $  218,793       $15,862          $ 39,442         $103,603
     30            $ 69,994        $82,136          $117,541        $  314,257       $15,856          $ 51,260         $169,843
     35            $ 91,918        $82,748          $132,786        $  444,340       $13,373          $ 63,411         $270,985
     40            $118,141        $77,190          $131,923        $  617,110       $20,068          $ 74,801         $418,870
     45            $150,045        $75,000          $131,589        $  855,821       $23,378          $ 86,101         $636,902
     50            $188,862        $75,000          $132,055        $1,187,481       $19,327          $ 96,730         $951,576
     55            $236,088        $75,000          $133,710        $1,651,262       $     0          $107,152       $1,404,629
     60            $293,546        $75,000          $137,189        $2,306,317       $     0          $117,653       $2,052,945
     65            $363,452        $75,000          $143,009        $3,235,632       $     0          $131,470       $3,025,672
     70            $448,504        $75,000          $154,607        $4,617,437       $     0          $154,607       $4,617,437

  (1) Assumes no Contract loan has been made.

  (2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts.  This first occurs at the time when the 1984 Contracts would become paid-up.

  (3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,906.71. For a gross return of 6% the premium after age 65 will be $1,119.96. For a gross return of 12% the premium after age 65 will be $566.50.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

   The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T2

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102, or by telephoning (800) 732-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured’s age on the Contract date plus the number of Contract years since then.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options, the Real Property Account, the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

Monthly date - The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

variable investment option - Any of the portfolios available in the Series Fund and/or the Pruco Life of New Jersey Variable Contract Real Property Account.

you - The owner of the Contract.

To Learn More About Pruco Life of New Jersey Variable Appreciable Life

To learn more about the Pruco Life of New Jersey Variable Appreciable Life contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2005, or view online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY                                                                1

Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING                                                                                 2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS           3

Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES                                                                                   4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT                 5

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY                           5

DISTRIBUTION AND COMPENSATION                                                                     5

EXPERTS                                                                                                                                 5

PERFORMANCE DATA                                                                                                     6

Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	6

FINANCIAL STATEMENTS                                                                                              7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89780. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (800) 732-0330. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life of New Jersey Variable Appreciable Life SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account

Pruco Life Insurance Company of New Jersey

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life ® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2005.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	4

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	5

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $57,941,313 in 2004, $66,686,211 in 2003, and $63,004,185 in 2002.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential's retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a checkbook on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential entered into a Reinsurance Agreement under which Pruco Life of New Jersey may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention. Our individual life reinsurance treaties covering Pruco Life of New Jersey’s Variable Appreciable Life ( Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.

Pruco Life of New Jersey and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life of New Jersey and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,078,758 in 2004, $3,729,173 in 2003, and $4,400,848 in 2002 from Pruco Life of New Jersey and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life of New Jersey and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.1004	$0.0963	$0.0905
Multiple item payments	$0.1172	$0.1022	$0.0961
Unprocessable payments	$0.0924	$0.0924	$0.0924
Express mail payments	$0.4109	$0.4109	$0.4109
Cash payments	$1.2830	$1.2830	$1.2830

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A)

If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B)

If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract. The “Tabular Contract Fund Value” for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A)

Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)

Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
                                    Increase in Insurance                                            Increase in Insurance
 Male Attained     Net Single           Amount Per $1                   Female       Net Single          Amount Per $1
      Age            Premium        Increase in Contract               Attained       Premium        Increase in Contract
                                            Fund                         Age                                 Fund
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

       5             .09884                $10.12                          5           .08198               $12.20
       25            .18455                $ 5.42                         25           .15687               $ 6.37
       35            .25596                $ 3.91                         35           .21874               $ 4.57
       55            .47352                $ 2.11                         55           .40746               $ 2.45
       65            .60986                $ 1.64                         65           .54017               $ 1.85
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY

Pruco Life of New Jersey has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee of 0.05%, as of May 1, 2005, of the average assets allocated to the Series Fund portfolios.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life of New Jersey’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life of New Jersey’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004
		SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

Net Assets	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

NET ASSETS, representing:
Accumulation units	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

Units outstanding	58,081,087	58,128,115	20,948,552	43,005,800	24,809,841

Portfolio shares held	6,934,189	8,757,547	6,615,598	13,898,368	7,219,347
Portfolio net asset value per share	$10.00	$11.28	$22.31	$16.58	$15.10
Investment in portfolio shares, at cost	$69,341,883	$95,886,352	$146,947,501	$218,611,935	$101,848,085

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$676,287	$6,429,519	$1,798,160	$3,076,913	$2,020,329

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	160,881	408,973	818,808	1,344,572	654,093
Reimbursement for excess expenses	(3,345)	(12,336)	(141,456)	(452,998)	(174,531)

NET EXPENSES	157,536	396,637	677,352	891,574	479,562

NET INVESTMENT INCOME (LOSS)	518,751	6,032,882	1,120,808	2,185,339	1,540,767

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	604,597
Realized gain (loss) on shares redeemed	0	2,322,525	(260,439)	(114,314)	67,358
Net change in unrealized gain (loss) on investments	0	(339,248)	11,845,613	19,553,792	5,475,047

NET GAIN (LOSS) ON INVESTMENTS	0	1,983,277	11,585,174	19,439,478	6,147,002

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$518,751	$8,016,159	$12,705,982	$21,624,817	$7,687,769

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

Prudential			Prudential		Prudential		Prudential
High Yield	Prudential	Prudential	Natural	Prudential	Government	Prudential	Small
Bond	Stock Index	Value	Resources	Global	Income	Jennison	Capitalization
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Stock Portfolio

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

196,781,440	43,962,734	2,469,676	1,159,050	4,755,774	1,165,604	10,067,452	5,086,467

73,569,041	2,390,089	733,461	283,935	484,794	291,063	1,046,733	773,763
$5.42	$31.29	$19.93	$31.88	$16.43	$11.65	$18.14	$21.33
$374,654,284	$71,572,009	$13,432,288	$6,308,993	$8,535,044	$3,517,525	$24,574,340	$11,943,451

SUBACCOUNTS (Continued)

Prudential			Prudential		Prudential		Prudential
High Yield	Prudential	Prudential	Natural	Prudential	Government	Prudential	Small
Bond	Stock Index	Value	Resources	Global	Income	Jennison	Capitalization
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Stock Portfolio

$24,376,101	$1,157,678	$187,030	$260,388	$61,941	$135,768	$83,269	$87,644

1,578,970	296,808	79,575	46,080	36,536	21,945	97,853	86,158
0	0	0	0	0	0	0	0

1,578,970	296,808	79,575	46,080	36,536	21,945	97,853	86,158

22,797,131	860,870	107,455	214,308	25,405	113,823	(14,584)	1,486

0	1,210,356	0	282,095	0	59,835	0	53,082
324,050	2,688,008	2,449	140,685	(63,856)	(28,513)	(403,989)	110,210
7,798,154	3,287,500	1,859,263	1,086,688	662,567	(54,442)	1,983,155	2,718,594

8,122,204	7,185,864	1,861,712	1,509,468	598,711	(23,120)	1,579,166	2,881,886

$30,919,335	$8,046,734	$1,969,167	$1,723,776	$624,116	$90,703	$1,564,582	$2,883,372

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

		SUBACCOUNTS

	T. Rowe Price	AIM V.I.	Janus	MFS	American
	International	Premier	Aspen	Emerging	Century
	Stock	Equity	Growth	Growth	VP Value
	Portfolio	Fund	Portfolio	Series	Fund

ASSETS
Investment in the portfolios, at value	$83,707	$177,019	$316,309	$136,827	$119,262

Net Assets	$83,707	$177,019	$316,309	$136,827	$119,262

NET ASSETS, representing:
Accumulation units	$83,707	$177,019	$316,309	$136,827	$119,262

	$83,707	$177,019	$316,309	$136,827	$119,262

Units outstanding	105,640	241,252	514,131	212,176	70,785

Portfolio shares held	6,228	8,311	15,752	7,810	13,630
Portfolio net asset value per share	$13.44	$21.30	$20.08	$17.52	$8.75
Investment in portfolio shares, at cost	$84,205	$174,251	$367,573	$126,254	$97,255

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	T. Rowe Price	AIM V.I.	Janus	MFS	American
	International	Premier	Aspen	Emerging	Century
	Stock	Equity	Growth	Growth	VP Value
	Portfolio	Fund	Portfolio	Series	Fund

INVESTMENT INCOME
Dividend income	$863	$800	$450	$0	$1,013

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	720	938	2,755	534	886
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	720	938	2,755	534	886

NET INVESTMENT INCOME (LOSS)	143	(138)	(2,305)	(534)	127

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	786
Realized gain (loss) on shares redeemed	(2,533)	(124,769)	(9,171)	(8,349)	3,653
Net change in unrealized gain (loss) on investments	11,705	131,387	22,355	23,653	8,927

NET GAIN (LOSS) ON INVESTMENTS	9,172	6,618	13,184	15,304	13,366

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,315	$6,480	$10,879	$14,770	$13,493

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Franklin	Prudential	Prudential	Prudential	Prudential SP	Janus Aspen	Janus Aspen	Prudential
Templeton	SP Alliance	SP Davis	SP Goldman Sachs	State Street Research	Mid Cap Growth	Balanced	SP PIMCO
Small Cap	Large Cap Growth	Value	Small Cap Value	Small Cap Growth	Portfolio-	Portfolio-	Total Return
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Service Shares	Portfolio

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

323,312	691,606	2,189,343	1,859,312	546,651	231,294	121,856	2,349,443

12,666	88,871	228,452	169,396	73,586	4,870	5,169	252,940
$19.43	$6.61	$10.98	$15.51	$6.46	$25.36	$25.24	$11.68
$214,744	$522,320	$2,026,180	$2,006,211	$436,601	$94,455	$118,014	$2,889,546

SUBACCOUNTS (Continued)

Franklin	Prudential	Prudential	Prudential	Prudential SP	Janus Aspen	Janus Aspen	Prudential
Templeton	SP Alliance	SP Davis	SP Goldman Sachs	State Street Research	Mid Cap Growth	Balanced	SP PIMCO
Small Cap	Large Cap Growth	Value	Small Cap Value	Small Cap Growth	Portfolio-	Portfolio-	Total Return
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Service Shares	Portfolio

$0	$0	$7,870	$3,024	$0	$0	$2,780	$49,426

1,172	1,804	6,655	5,397	972	209	235	7,810
0	0	0	0	0	0	0	0

1,172	1,804	6,655	5,397	972	209	235	7,810

(1,172)	(1,804)	1,215	(2,373)	(972)	(209)	2,545	41,616

0	0	0	511	0	0	0	42,493
(330)	7,286	41,074	29,945	4,021	397	198	8,341
24,803	24,319	206,388	373,699	(5,892)	19,601	6,688	32,664

24,473	31,605	247,462	404,155	(1,871)	19,998	6,886	83,498

$23,301	$29,801	$248,677	$401,782	$(2,843)	$19,789	$9,431	$125,114

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

		SUBACCOUNTS

	Prudential	Janus Aspen	Prudential	Prudential	Prudential
	SP PIMCO	Growth	SP Large	SP AIM	SP MFS Capital
	High Yield	Portfolio–	Cap Value	Core Equity	Opportunities
	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$779,317	$459,550	$966,415	$231,992	$307,094

Net Assets	$779,317	$459,550	$966,415	$231,992	$307,094

NET ASSETS, representing:
Accumulation units	$779,317	$459,550	$966,415	$231,992	$307,094

	$779,317	$459,550	$966,415	$231,992	$307,094

Units outstanding	582,048	518,879	819,666	222,520	373,288

Portfolio shares held	73,038	23,151	83,600	31,521	43,253
Portfolio net asset value per share	$10.67	$19.85	$11.56	$7.36	$7.10
Investment in portfolio shares, at cost	$734,086	$403,409	$766,358	$201,759	$260,771

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	Prudential	Janus Aspen	Prudential	Prudential	Prudential
	SP PIMCO	Growth	SP Large	SP AIM	SP MFS Capital
	High Yield	Portfolio–	Cap Value	Core Equity	Opportunities
	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$50,558	$0	$5,205	$803	$374

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,982	915	2,042	452	542
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	2,982	915	2,042	452	542

NET INVESTMENT INCOME (LOSS)	47,576	(915)	3,163	351	(168)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,605	0	0	0	0
Realized gain (loss) on shares redeemed	16,367	5,096	17,514	4,878	5,448
Net change in unrealized gain (loss) on investments	5,049	15,553	108,446	11,363	23,714

NET GAIN (LOSS) ON INVESTMENTS	27,021	20,649	125,960	16,241	29,162

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$74,597	$19,734	$129,123	$16,592	$28,994

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

Prudential	Prudential	SP Prudential	Prudential		Prudential	Prudential	Prudential
SP Strategic	SP Mid	U.S. Emerging	SP AIM	Prudential	SP Conservative	SP Balanced	SP Growth
Partners Focused	Cap Growth	Growth	Aggressive Growth	SP Technology	Asset Allocation	Asset Allocation	Asset Allocation
Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

219,017	1,274,246	1,068,461	538,288	566,022	1,085,167	2,886,504	4,815,183

29,975	149,310	138,032	72,463	87,478	114,747	318,586	564,028
$7.00	$6.85	$8.07	$7.26	$4.77	$11.20	$10.63	$9.80
$178,328	$795,892	$867,646	$441,556	$395,556	$1,181,682	$3,004,394	$4,773,032

SUBACCOUNTS (Continued)

Prudential	Prudential	SP Prudential	Prudential		Prudential	Prudential	Prudential
SP Strategic	SP Mid	U.S. Emerging	SP AIM	Prudential	SP Conservative	SP Balanced	SP Growth
Partners Focused	Cap Growth	Growth	Aggressive Growth	SP Technology	Asset Allocation	Asset Allocation	Asset Allocation
Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$0	$0	$0	$0	$0	$12,444	$16,887	$13,555

470	3,145	2,330	1,084	1,127	2,949	7,491	11,119
0	0	0	0	0	0	0	0

470	3,145	2,330	1,084	1,127	2,949	7,491	11,119

(470)	(3,145)	(2,330)	(1,084)	(1,127)	9,495	9,396	2,436

0	0	189	0	0	2,416	1,482	0
3,308	15,318	21,096	8,521	11,792	11,234	30,889	44,640
16,572	140,425	149,275	42,583	(8,945)	66,324	243,166	504,347

19,880	155,743	170,560	51,104	2,847	79,974	275,537	548,987

$19,410	$152,598	$168,230	$50,020	$1,720	$89,469	$284,933	$551,423

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

		SUBACCOUNTS

	Prudential	Prudential	Prudential	Janus Aspen
	SP Aggressive Growth	SP William Blair	SP LSV	International
	Asset Allocation	International Growth	International Value	Growth Portfolio–
	Portfolio	Portfolio	Portfolio	Service Shares

ASSETS
Investment in the portfolios, at value	$1,719,626	$672,130	$807,479	$55,843

Net Assets	$1,719,626	$672,130	$807,479	$55,843

NET ASSETS, representing:
Accumulation units	$1,719,626	$672,130	$807,479	$55,843

	$1,719,626	$672,130	$807,479	$55,843

Units outstanding	1,545,489	598,730	791,060	69,276

Portfolio shares held	191,495	98,121	91,344	2,073
Portfolio net asset value per share	$8.98	$6.85	$8.84	$26.94
Investment in portfolio shares, at cost	$1,430,136	$532,884	$633,656	$43,641

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	Prudential	Prudential	Prudential	Janus Aspen
	SP Aggressive Growth	SP William Blair	SP LSV	International
	Asset Allocation	International Growth	International Value	Growth Portfolio–
	Portfolio	Portfolio	Portfolio	Service Shares

INVESTMENT INCOME
Dividend income	$515	$940	$2,593	$424

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,988	1,681	1,792	95
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	2,988	1,681	1,792	95

NET INVESTMENT INCOME (LOSS)	(2,473)	(741)	801	329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	23,055	17,335	13,124	166
Net change in unrealized gain (loss) on investments	174,332	68,304	88,971	7,623

NET GAIN (LOSS) ON INVESTMENTS	197,387	85,639	102,095	7,789

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$194,914	$84,898	$102,896	$8,118

The accompanying notes are an integral part of these financial statements.
A7

This page intentionally left blank.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Money Market		Diversified Bond		Equity
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$518,751	$963,533	$6,032,882	$3,793,811	$1,120,808	$621,303
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	2,322,525	738,565	(260,439)	(1,696,246)
Net change in unrealized gain (loss)
on investments	0	0	(339,248)	2,936,963	11,845,613	33,780,886

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	518,751	963,533	8,016,159	7,469,339	12,705,982	32,705,943

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,330,106	29,685,590	2,362,761	1,985,919	7,432,215	7,701,552
Policy loans	(157,461)	(174,810)	(534,534)	(612,722)	(2,673,076)	(2,687,563)
Policy loan repayments and interest	118,754	602,940	1,022,021	1,607,323	3,456,767	3,784,186
Surrenders, Withdrawals and Death Benefits	(251,515)	(476,193)	(822,778)	(1,246,490)	(4,595,462)	(5,392,068)
Net transfers between other subaccounts
or fixed rate option	15,061,681	(181,547,304)	(65,868,484)	110,979,351	(1,141,829)	(1,588,219)
Withdrawal and other charges	(2,108,402)	(2,256,489)	(2,178,574)	(1,477,897)	(4,996,589)	(4,936,829)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	23,993,163	(154,166,266)	(66,019,588)	111,235,484	(2,517,974)	(3,118,941)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	24,511,914	(153,202,733)	(58,003,429)	118,704,823	10,188,008	29,587,002

NET ASSETS
Beginning of period	44,829,969	198,032,702	156,788,562	38,083,739	137,405,978	107,818,976

End of period	$69,341,883	$44,829,969	$98,785,133	$156,788,562	$147,593,986	$137,405,978

Beginning units	36,522,826	172,737,737	105,172,670	10,678,553	20,519,014	19,923,233

Units issued	83,384,541	54,609,352	1,806,968	99,850,226	3,164,031	4,030,496
Units redeemed	(61,826,280)	(190,824,263)	(48,851,523)	(5,356,109)	(2,734,493)	(3,434,715)

Ending units	58,081,087	36,522,826	58,128,115	105,172,670	20,948,552	20,519,014

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Flexible Managed		Conservative Balanced		High Yield Bond		Stock Index
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,185,339	$2,984,205	$1,540,767	$2,100,591	$22,797,131	$19,116,368	$860,870	$673,708
0	0	604,597	0	0	0	1,210,356	2,018,997
(114,314)	(2,689,249)	67,358	(375,027)	324,050	12,966	2,688,008	(4,694,422)

19,553,792	39,662,946	5,475,047	14,323,601	7,798,154	32,645,242	3,287,500	18,428,010

21,624,817	39,957,902	7,687,769	16,049,165	30,919,335	51,774,576	8,046,734	16,426,293

12,057,488	12,718,081	6,279,060	6,574,150	641,755	608,392	27,690,438	22,275,041
(4,096,706)	(4,066,768)	(1,542,528)	(1,801,231)	(102,764)	(141,606)	(738,669)	(670,158)
5,220,528	5,766,628	2,202,046	2,540,776	125,402	96,713	1,800,275	1,557,778
(7,743,335)	(8,533,974)	(3,644,401)	(4,187,271)	(267,097)	(185,332)	(1,154,505)	(852,416)

(2,189,715)	2,584,151	(922,382)	(1,535,544)	63,057,740	70,520,530	(31,064,098)	(15,010,127)
(7,875,036)	(8,128,781)	(4,094,471)	(4,272,969)	(1,888,791)	(1,336,879)	(2,616,395)	(2,315,305)

(4,626,776)	339,337	(1,722,676)	(2,682,089)	61,566,245	69,561,818	(6,082,954)	4,984,813

16,998,041	40,297,239	5,965,093	13,367,076	92,485,580	121,336,394	1,963,780	21,411,106

213,436,899	173,139,660	103,047,044	89,679,968	306,258,622	184,922,228	72,822,116	51,411,010

$230,434,940	$213,436,899	$109,012,137	$103,047,044	$398,744,202	$306,258,622	$74,785,896	$72,822,116

43,863,559	43,783,047	25,171,032	25,819,049	146,818,849	81,584,506	50,484,694	46,575,357

3,650,800	5,743,696	2,205,459	2,667,516	52,163,293	66,155,429	94,629,518	50,931,807
(4,508,559)	(5,663,184)	(2,566,650)	(3,315,533)	(2,200,702)	(921,086)	(101,151,478)	(47,022,470)

43,005,800	43,863,559	24,809,841	25,171,032	196,781,440	146,818,849	43,962,734	50,484,694

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Value		Natural Resources		Global
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$107,455	$107,501	$214,308	$182,477	$25,405	$(11,260)
Capital gains distributions received	0	0	282,095	331,093	0	0
Realized gain (loss) on shares redeemed	2,449	(184,846)	140,685	42,052	(63,856)	(191,268)
Net change in unrealized gain (loss)
on investments	1,859,263	2,772,000	1,086,688	1,334,516	662,567	1,700,634

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,969,167	2,694,655	1,723,776	1,890,138	624,116	1,498,106

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	523,045	558,400	250,040	221,595	869,452	748,534
Policy loans	(236,283)	(143,278)	(171,934)	(143,902)	(97,105)	(80,321)
Policy loan repayments and interest	238,175	251,134	138,565	152,867	100,626	96,263
Surrenders, withdrawals and death benefits	(436,719)	(446,458)	(292,587)	(201,179)	(229,692)	(204,941)
Net transfers between other subaccounts
or fixed rate option	318,496	(73,299)	750,563	375,564	1,000,125	75,051
Withdrawal and other charges	(359,372)	(361,218)	(208,043)	(181,303)	(438,890)	(401,377)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	47,342	(214,719)	466,604	223,642	1,204,516	233,209

TOTAL INCREASE (DECREASE) IN
NET ASSETS	2,016,509	2,479,936	2,190,380	2,113,780	1,828,632	1,731,315

NET ASSETS
Beginning of period	12,601,368	10,121,432	6,861,453	4,747,673	6,136,536	4,405,221

End of period	$14,617,877	$12,601,368	$9,051,833	$6,861,453	$7,965,168	$6,136,536

Beginning units	2,469,758	2,623,251	1,093,197	1,045,158	3,888,523	3,616,814

Units issued	261,086	276,805	240,066	271,750	1,600,810	1,151,159
Units redeemed	(261,168)	(430,298)	(174,213)	(223,711)	(733,559)	(879,450)

Ending units	2,469,676	2,469,758	1,159,050	1,093,197	4,755,774	3,888,523

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		T. Rowe Price
Government Income		Jennison		Small Capitalization Stock		International Stock
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$113,823	$144,889	$(14,584)	$(45,068)	$1,486	$6,978	$143	$287
59,835	154,362	0	0	53,082	38,162	0	74
(28,513)	(10,254)	(403,989)	(847,503)	110,210	399,179	(2,533)	(2,297)

(54,442)	(211,285)	1,983,155	4,713,173	2,718,594	2,285,594	11,705	22,217

90,703	77,712	1,564,582	3,820,602	2,883,372	2,729,913	9,315	20,281

252,260	216,216	2,496,773	2,333,780	332,621	(2,697)	2,645	2,889
(98,922)	(43,798)	(358,503)	(302,221)	(182,787)	(199,812)	0	0
100,034	49,461	374,714	542,247	171,375	132,253	0	0
(159,702)	(190,427)	(655,712)	(922,962)	(295,024)	(141,470)	(1,902)	(1,160)

(814,782)	328,485	(168,430)	(57,988)	451,693	5,846,079	(12,263)	0
(115,061)	(146,130)	(1,278,447)	(1,205,401)	(238,052)	(206,715)	(3,474)	(3,680)

(836,173)	213,807	410,395	387,455	239,826	5,427,638	(14,994)	(1,951)

(745,470)	291,519	1,974,977	4,208,057	3,123,198	8,157,551	(5,679)	18,330

4,136,351	3,844,832	17,012,759	12,804,702	13,381,166	5,223,615	89,386	71,056

$3,390,881	$4,136,351	$18,987,736	$17,012,759	$16,504,364	$13,381,166	$83,707	$89,386

1,457,365	1,379,673	9,379,546	8,733,363	5,002,866	2,684,228	127,191	130,786

226,950	557,919	2,821,489	3,228,510	497,296	2,893,289	3,733	5,105
(518,711)	(480,227)	(2,133,583)	(2,582,327)	(413,695)	(574,651)	(25,284)	(8,700)

1,165,604	1,457,365	10,067,452	9,379,546	5,086,467	5,002,866	105,640	127,191

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			Janus
	AIM V.I.		Aspen		MFS
	Premier Equity		Growth		Emerging Growth
	Fund		Portfolio		Series

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(138)	$(1,125)	$(2,305)	$(2,909)	$(534)	$(530)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(124,769)	(18,033)	(9,171)	(54,752)	(8,349)	(37,620)
Net change in unrealized gain (loss)
on investments	131,387	87,061	22,355	154,459	23,653	66,278

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,480	67,903	10,879	96,798	14,770	28,128

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,201	46,803	19,760	32,697	21,831	33,098
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(470)	(3,047)	(22,988)	(2,465)	(2,807)	(453)
Net transfers between other subaccounts
or fixed rate option	(208,997)	(1,392)	0	(122,084)	(20,885)	(50,895)
Withdrawal and other charges	(6,272)	(10,272)	(18,250)	(21,553)	(3,524)	(4,355)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(187,538)	32,092	(21,478)	(113,405)	(5,385)	(22,605)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(181,058)	99,995	(10,599)	(16,607)	9,385	5,523

NET ASSETS
Beginning of period	358,077	258,082	326,908	343,515	127,442	121,919

End of period	$177,019	$358,077	$316,309	$326,908	$136,827	$127,442

Beginning units	552,133	502,694	550,461	755,177	231,358	308,805

Units issued	47,306	93,571	33,326	68,090	61,535	73,517
Units redeemed	(358,187)	(44,132)	(69,656)	(272,806)	(80,717)	(150,964)

Ending units	241,252	552,133	514,131	550,461	212,176	231,358

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

American Century		Franklin		Prudential SP Alliance		Prudential SP
VP Value		Templeton Small		Large Cap Growth		Davis Value
Fund		Cap Fund		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$127	$281	$(1,172)	$(909)	$(1,804)	$(1,064)	$1,215	$147
786	0	0	0	0	0	0	0
3,653	1	(330)	(7,553)	7,286	553	41,074	17,687

8,927	21,228	24,803	61,025	24,319	57,529	206,388	301,842

13,493	21,510	23,301	52,563	29,801	57,018	248,677	319,676

24,197	27,266	31,404	45,951	279,969	249,925	1,048,680	839,658
0	0	0	0	(1,564)	(700)	(16,982)	(2,225)
0	0	0	0	45	0	378	4
0	(41,075)	(4,669)	(6,516)	(22,083)	(7,901)	(40,519)	(26,675)

(10,296)	(3,937)	120	2,319	18,069	95,519	167,518	348,431
(2,246)	(3,217)	(12,928)	(12,072)	(131,470)	(116,518)	(490,320)	(395,403)

11,655	(20,963)	13,927	29,682	142,966	220,325	668,755	763,790

25,148	547	37,228	82,245	172,767	277,343	917,432	1,083,466

94,114	93,567	208,865	126,620	414,668	137,325	1,590,975	507,509

$119,262	$94,114	$246,093	$208,865	$587,435	$414,668	$2,508,407	$1,590,975

63,294	80,428	304,291	251,394	522,093	212,842	1,556,902	638,722

24,220	23,310	44,542	91,818	420,634	495,474	1,273,903	1,514,357
(16,729)	(40,444)	(25,521)	(38,921)	(251,121)	(186,223)	(641,462)	(596,177)

70,785	63,294	323,312	304,291	691,606	522,093	2,189,343	1,556,902

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Janus Aspen
	SP Goldman Sachs		SP State Street		Mid Cap Growth
	Small Cap Value		Research Small Cap Growth		Portfolio–
	Portfolio		Portfolio		Service Shares

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(2,373)	$(2,538)	$(972)	$(443)	$(209)	$(128)
Capital gains distributions received	511	0	0	0	0	0
Realized gain (loss) on shares redeemed	29,945	8,545	4,021	2,453	397	(389)
Net change in unrealized gain (loss)
on investments	373,699	292,781	(5,892)	52,466	19,601	20,367

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	401,782	298,788	(2,843)	54,476	19,789	19,850

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,269,774	950,857	265,131	197,044	16,437	31,214
Policy loans	(16,751)	(3,687)	(2,491)	(132)	0	0
Policy loan repayments and interest	633	31	37	0	0	0
Surrenders, withdrawals and death benefits .	(65,537)	(17,880)	(17,389)	(3,487)	0	0
Net transfers between other subaccounts
or fixed rate option	281,591	129,301	60,606	51,460	0	(376)
Withdrawal and other charges	(625,534)	(461,328)	(113,885)	(93,810)	(2,774)	(2,330)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	844,176	597,294	192,009	151,075	13,663	28,508

TOTAL INCREASE (DECREASE) IN
NET ASSETS	1,245,958	896,082	189,166	205,551	33,452	48,358

NET ASSETS
Beginning of period	1,381,374	485,292	286,198	80,647	90,052	41,694

End of period	$2,627,332	$1,381,374	$475,364	$286,198	$123,504	$90,052

Beginning units	1,176,321	551,045	313,415	118,669	202,770	126,265

Units issued	1,264,055	1,161,847	403,564	330,573	34,453	87,366
Units redeemed	(581,064)	(536,571)	(170,328)	(135,827)	(5,929)	(10,861)

Ending units	1,859,312	1,176,321	546,651	313,415	231,294	202,770

The accompanying notes are an integral part of these financial statements.
A15

SUBACCOUNTS (Continued)

Janus Aspen		Prudential		Prudential		Janus
Balanced		SP PIMCO		SP PIMCO		Aspen Growth
Portfolio–		Total Return		High Yield		Portfolio–
Service Shares		Portfolio		Portfolio		Service Shares

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,545	$1,446	$41,616	$33,835	$47,576	$22,254	$(915)	$(463)
0	0	42,493	25,713	5,605	0	0	0
198	(38)	8,341	4,192	16,367	3,130	5,096	(341)

6,688	9,071	32,664	11,188	5,049	39,352	15,553	53,770

9,431	10,479	125,114	74,928	74,597	64,736	19,734	52,966

21,133	39,554	1,352,261	1,163,665	310,744	201,120	260,046	216,204
0	0	(18,098)	(5,747)	(2,237)	(59)	(6,610)	(4,239)
0	0	459	13	25	0	392	31
0	0	(64,863)	(34,198)	(35,713)	(8,181)	(5,584)	(2,197)

0	8,670	2,093	674,824	61,261	185,199	15,056	39,989
(3,127)	(2,715)	(636,598)	(524,853)	(164,285)	(98,513)	(117,394)	(104,385)

18,006	45,509	635,254	1,273,704	169,795	279,566	145,906	145,403

27,437	55,988	760,368	1,348,632	244,392	344,302	165,640	198,369

103,029	47,041	2,193,971	845,339	534,925	190,623	293,910	95,541

$130,466	$103,029	$2,954,339	$2,193,971	$779,317	$534,925	$459,550	$293,910

104,009	53,895	1,835,190	737,892	433,776	188,324	344,945	147,070

20,960	53,089	1,537,518	1,778,842	479,242	352,181	338,958	371,011
(3,113)	(2,975)	(1,023,265)	(681,544)	(330,970)	(106,729)	(165,024)	(173,136)

121,856	104,009	2,349,443	1,835,190	582,048	433,776	518,879	344,945

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	SP Large		SP AIM		SP MFS Capital
	Cap Value		Core Equity		Opportunities
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$3,163	$(1,130)	$351	$82	$(168)	$(155)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	17,514	4,886	4,878	924	5,448	656
Net change in unrealized gain (loss)
on investments	108,446	104,759	11,363	23,301	23,714	25,117

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	129,123	108,515	16,592	24,307	28,994	25,618

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	462,652	394,289	135,651	112,907	148,593	106,152
Policy loans	(2,263)	(151)	(2,961)	0	(1,808)	(31)
Policy loan repayments and interest	257	2	25	0	42	1
Surrenders, withdrawals and death benefits	(44,713)	(10,055)	(7,960)	(5,040)	(4,048)	(926)
Net transfers between other subaccounts
or fixed rate option	98,230	90,812	9,557	5,717	26,900	37,624
Withdrawal and other charges	(250,279)	(208,087)	(64,589)	(61,677)	(64,955)	(50,124)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	263,884	266,810	69,723	51,907	104,724	92,696

TOTAL INCREASE (DECREASE) IN
NET ASSETS	393,007	375,325	86,315	76,214	133,718	118,314

NET ASSETS
Beginning of period	573,408	198,083	145,677	69,463	173,376	55,062

End of period	$966,415	$573,408	$231,992	$145,677	$307,094	$173,376

Beginning units	571,837	249,654	151,763	89,284	237,329	95,349

Units issued	539,293	708,892	161,715	147,553	253,528	222,864
Units redeemed	(291,464)	(386,709)	(90,958)	(85,074)	(117,569)	(80,884)

Ending units	819,666	571,837	222,520	151,763	373,288	237,329

The accompanying notes are an integral part of these financial statements.
A17

SUBACCOUNTS (Continued)

Prudential SP		Prudential		SP Prudential		Prudential
Strategic Partners		SP Mid Cap		U.S. Emerging		SP AIM Aggressive
Focused Growth		Growth		Growth		Growth
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(470)	$(248)	$(3,145)	$(1,165)	$(2,330)	$(1,084)	$(1,084)	$(580)
0	0	0	0	189	0	0	0
3,308	466	15,318	2,740	21,096	5,068	8,521	3,224

16,572	19,781	140,425	102,241	149,275	115,387	42,583	47,081

19,410	19,999	152,598	103,816	168,230	119,371	50,020	49,725

110,667	90,836	397,245	345,703	513,295	352,360	338,385	234,526
(3,551)	0	(8,015)	(589)	(24,164)	(642)	(4,575)	(1,268)
24	0	67	3	32,016	2	250	5
(2,388)	(1,592)	(15,561)	(5,047)	(18,250)	(8,059)	(16,122)	(8,796)

(34)	20,392	90,783	134,672	119,721	122,449	32,346	67,435
(49,536)	(39,107)	(192,769)	(127,192)	(262,310)	(181,025)	(172,257)	(129,064)

55,182	70,529	271,750	347,550	360,308	285,085	178,027	162,838

74,592	90,528	424,348	451,366	528,538	404,456	228,047	212,563

135,234	44,706	598,428	147,062	585,379	180,923	298,032	85,469

$209,826	$135,234	$1,022,776	$598,428	$1,113,917	$585,379	$526,079	$298,032

155,802	64,582	895,416	307,678	681,337	298,078	341,373	123,685

135,323	145,912	714,639	832,323	826,070	652,186	431,809	416,110
(72,108)	(54,692)	(335,809)	(244,585)	(438,946)	(268,927)	(234,894)	(198,422)

219,017	155,802	1,274,246	895,416	1,068,461	681,337	538,288	341,373

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			Prudential		Prudential
	Prudential		SP Conservative		SP Balanced Asset
	SP Technology		Asset Allocation		Allocation
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(1,127)	$(401)	$9,495	$2,239	$9,396	$3,791
Capital gains distributions received	0	0	2,416	281	1,482	0
Realized gain (loss) on shares redeemed	11,792	10,410	11,234	10,908	30,889	15,201
Net change in unrealized gain (loss)
on investments	(8,945)	35,358	66,324	34,853	243,166	144,094

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,720	45,367	89,469	48,281	284,933	163,086

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	172,842	155,460	609,337	360,510	2,051,220	964,779
Policy loans	(8,367)	(1,833)	(3,465)	(49,664)	(12,107)	(65,791)
Policy loan repayments and interest	253	0	41,125	75	41,735	292
Surrenders, withdrawals and death benefits	(2,405)	(2,494)	(19,815)	(4,919)	(46,071)	(7,344)
Net transfers between other subaccounts
or fixed rate option	55,334	80,420	332,961	223,704	774,700	548,947
Withdrawal and other charges	(72,999)	(50,355)	(307,327)	(187,255)	(1,091,204)	(479,831)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	144,658	181,198	652,816	342,451	1,718,273	961,052

TOTAL INCREASE (DECREASE) IN
NET ASSETS	146,378	226,565	742,285	390,732	2,003,206	1,124,138

NET ASSETS
Beginning of period	270,893	44,328	542,879	152,147	1,383,366	259,228

End of period	$417,271	$270,893	$1,285,164	$542,879	$3,386,572	$1,383,366

Beginning units	373,785	87,589	497,231	161,912	1,301,654	298,712

Units issued	683,501	490,962	912,251	700,978	2,704,419	1,789,095
Units redeemed	(491,264)	(204,766)	(324,315)	(365,659)	(1,119,569)	(786,153)

Ending units	566,022	373,785	1,085,167	497,231	2,886,504	1,301,654

The accompanying notes are an integral part of these financial statements.
A19

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential		Janus Aspen
SP Growth Asset		SP Aggressive Growth		SP William Blair		SP LSV		International Growth
Allocation		Asset Allocation		International Growth		International Value		Portfolio-
Portfolio		Portfolio		Portfolio		Portfolio		Service Shares

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,436	$1,497	$(2,473)	$(981)	$(741)	$(833)	$801	$1,187	$329	$227
0	0	0	0	0	0	0	0	0	0
44,640	9,616	23,055	7,212	17,335	1,500	13,124	6,013	166	(2,801)

504,347	263,177	174,332	121,875	68,304	86,747	88,971	95,925	7,623	12,295

551,423	274,290	194,914	128,106	84,898	87,414	102,896	103,125	8,118	9,721

3,795,940	1,755,343	1,041,566	591,163	322,026	224,343	385,682	341,793	7,044	14,484
(27,843)	(1,000)	(945)	(484)	(8,109)	(717)	(6,246)	(1,038)	0	0
322	3	33	0	287	1	242	3	0	0
(55,908)	(15,206)	(20,818)	(4,668)	(19,537)	(7,634)	(23,996)	(6,777)	0	0

800,081	738,694	269,607	93,097	76,420	33,877	34,016	62,750	0	(11,012)
(1,808,538)	(833,043)	(483,407)	(247,771)	(156,680)	(113,592)	(185,556)	(152,947)	(1,261)	(1,204)

2,704,054	1,644,791	806,036	431,337	214,407	136,278	204,142	243,784	5,783	2,268

3,255,477	1,919,081	1,000,950	559,443	299,305	223,692	307,038	346,909	13,901	11,989

2,271,995	352,914	718,676	159,233	372,825	149,133	500,441	153,532	41,942	29,953

$5,527,472	$2,271,995	$1,719,626	$718,676	$672,130	$372,825	$807,479	$500,441	$55,843	$41,942

2,232,177	443,009	741,596	217,547	386,264	215,024	566,572	219,450	61,632	59,096

4,408,122	2,763,842	1,312,794	834,697	474,023	330,794	472,251	616,143	9,429	28,314
(1,825,116)	(974,674)	(508,901)	(310,648)	(261,557)	(159,554)	(247,763)	(269,021)	(1,785)	(25,778)

4,815,183	2,232,177	1,545,489	741,596	598,730	386,264	791,060	566,572	69,276	61,632

The accompanying notes are an integral part of these financial statements.
A20

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
DECEMBER 31, 2004

Note 1: General

  Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”) and effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.
  The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are:T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income and Growth Portfolio, Dreyfus Midcap Growth Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs Core Small Cap Equity, AIM V.I. Utilities Series, AIM V.I. Technology Series, Janus Aspen Mid Cap Growth Portfolio — Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Growth Portfolio - Service Shares and Janus Aspen International Growth Portfolio - Service Shares.These financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.
  The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.
  At December 31, 2004 and 2003 there were no balances or transactions for the periods then ended pertaining to the Oppenheimer Aggressive Growth Fund/VA, American Century VP Income and Growth Portfolio, Dreyfus Midcap Growth Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs Core Small Cap Equity, AIM V.I. Utilities Series and AIM V.I. Technology Series.

Note 2: Significant Accounting Policies

  The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A21

Note 2: Significant Accounting Policies (continued)

  Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.
  Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.
  Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Taxes

  Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

  The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:
	Purchases	Sales

Prudential Money Market Portfolio	$91,072,122	$(67,236,496)
Prudential Diversified Bond Portfolio	$1,792,488	$(68,208,712)
Prudential Equity Portfolio	$1,634,500	$(4,829,826)
Prudential Flexible Managed Portfolio	$1,307,488	$(6,825,837)
Prudential Conservative Balanced Portfolio	$1,167,627	$(3,369,865)
Prudential High Yield Bond Portfolio	$66,019,600	$(6,032,325)
Prudential Stock Index Portfolio	$81,837,160	$(88,216,922)
Prudential Value Portfolio	$594,552	$(626,786)
Prudential Natural Resources Portfolio.	$1,098,928	$(678,404)
Prudential Global Portfolio	$1,632,440	$(464,460)
Prudential Government Income Portfolio.	$313,577	$(1,171,695)
Prudential Jennison Portfolio	$1,547,324	$(1,234,783)
Prudential Small Capitalization Stock Portfolio	$777,298	$(623,629)
T. Rowe Price International Stock Portfolio	$2,558	$(18,272)
AIM V.I. Premier Equity Fund	$32,104	$(220,580)
Janus Aspen Growth Portfolio	$17,319	$(41,553)
MFS Emerging Growth Series	$31,993	$(37,911)
American Century VP Value Fund	$36,851	$(26,083)
Franklin Templeton Small Cap Fund	$30,793	$(18,037)
Prudential SP Alliance Large Cap Growth Portfolio	$254,394	$(113,232)
Prudential SP Davis Value Portfolio	$931,351	$(269,250)
Prudential SP Goldman Sachs Small Cap Value Portfolio	$1,014,939	$(176,160)
Prudential SP State Street Research Small Cap Growth Portfolio	$259,731	$(68,694)
Janus Aspen Mid Cap Growth Portfolio - Service Shares	$16,436	$(2,982)
Janus Aspen Balanced Portfolio - Service Shares	$21,132	$(3,360)
Prudential SP PIMCO Total Return Portfolio	$1,317,102	$(689,659)
Prudential SP PIMCO High Yield Portfolio	$467,317	$(300,504)
Janus Aspen Growth Portfolio - Service Shares	$199,590	$(54,598)
Prudential SP Large Cap Value Portfolio	$377,917	$(116,076)

A22

Note 4: Purchases and Sales of Investments (continued)

	Purchases	Sales

Prudential SP AIM Core Equity Portfolio	$115,977	$(46,706)
Prudential SP MFS Capital Opportunities Portfolio	$156,139	$(51,957)
Prudential SP Strategic Partners Focused Growth Portfolio	$88,076	$(33,364)
Prudential SP Mid Cap Growth Portfolio	$367,616	$(99,012)
SP Prudential U.S. Emerging Growth Portfolio	$519,036	$(161,059)
Prudential SP AIM Aggressive Growth Portfolio	$254,032	$(77,090)
Prudential SP Technology Portfolio	$445,399	$(301,867)
Prudential SP Conservative Asset Allocation Portfolio	$919,294	$(269,425)
Prudential SP Balanced Asset Allocation Portfolio	$2,162,895	$(452,113)
Prudential SP Growth Asset Allocation Portfolio	$3,220,092	$(527,156)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$995,502	$(192,453)
Prudential SP William Blair International Growth Portfolio	$342,462	$(129,736)
Prudential SP LSV International Value Portfolio	$288,984	$(86,634)
Janus Aspen International Growth Portfolio — Service Shares	$7,043	$(1,355)

Note 5: Related Party Transactions

  Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.
  The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.
  The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.
  PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.
  Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.
  Prudential has purchased multiple individual PSELIII contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts.There were no premium payments for the year ended December 31, 2004 and $16.5 million in premium payments for the year ended December 31, 2003. Equity of contract owners relating to these contracts includes approximately $220.5 million owned by Prudential at December 31, 2004 and $208.7 million owned by Prudential at December 31, 2003.

Note 6: Financial Highlights

  The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
  The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding throughout the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

A23

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Prudential Money Market Portfolio

December 31, 2004	58,081	$1.05537 to $2.23582	$69,342	1.02%	0.10% to 0.90%	0.12% to 0.84%
December 31, 2003	36,523	$1.04751 to $2.22537	$44,830	0.88%	0.20% to 0.90%	-0.05% to 0.65%
December 31, 2002	172,738	$1.04174 to $2.21945	$198,032	1.36%	0.20% to 0.90%	0.63% to 1.31%
December 31, 2001	3,851	$1.02864 to $2.19874	$7,981	4.04%	0.20% to 0.90%	3.17% to 3.88%

	Prudential Diversified Bond Portfolio

December 31, 2004	58,128	$1.24831 to $4.15252	$98,785	4.25%	0.10% to 0.90%	4.66% to 5.37%
December 31, 2003	105,173	$1.18525 to $3.95454	$156,789	4.73%	0.20% to 0.90%	6.52% to 7.26%
December 31, 2002	10,679	$1.10563 to $3.69970	$38,084	10.60%	0.25% to 0.90%	6.11% to 6.79%
December 31, 2001	7,430	$1.03535 to $3.47473	$25,730	6.10%	0.25% to 0.90%	6.22% to 6.38%

	Prudential Equity Portfolio

December 31, 2004	20,949	$1.02288 to $8.10824	$147,594	1.30%	0.10% to 0.90%	8.95% to 9.69%
December 31, 2003	20,519	$0.93887 to $7.41271	$137,406	1.01%	0.25% to 0.90%	30.48% to 31.33%
December 31, 2002	19,923	$0.71954 to $5.65783	$107,819	0.89%	0.25% to 0.90%	-23.04% to -22.54%
December 31, 2001	20,140	$0.93072 to $7.32260	$146,420	0.83%	0.25% to 0.90%	-11.97% to -11.62%

	Prudential Flexible Managed Portfolio

December 31, 2004	43,006	$1.07944 to $5.57016	$230,435	1.42%	0.37% to 0.90%	9.75% to 10.33%
December 31, 2003	43,864	$0.98351 to $5.04879	$213,437	2.01%	0.38% to 0.90%	22.65% to 23.29%
December 31, 2002	43,783	$0.80187 to $4.09497	$173,139	2.99%	0.37% to 0.90%	-13.52% to -13.06%
December 31, 2001	45,115	$0.92720 to $4.71001	$205,958	3.75%	0.35% to 0.90%	-6.52% to -6.01%

	Prudential Conservative Balanced Portfolio

December 31, 2004	24,810	$1.10095 to $4.61756	$109,012	1.94%	0.41% to 0.90%	7.07% to 7.59%
December 31, 2003	25,171	$1.02824 to $4.29166	$103,047	2.69%	0.42% to 0.90%	17.70% to 18.27%
December 31, 2002	25,819	$0.87358 to $3.62885	$89,680	0.00%	0.42% to 0.90%	-9.79% to -9.36%
December 31, 2001	26,398	$0.96841 to $4.00354	$101,516	3.40%	0.40% to 0.90%	-2.88% to -2.41%

	Prudential High Yield Bond Portfolio

December 31, 2004	196,781	$1.25182 to $3.09272	$398,744	7.55%	0.10% to 0.90%	9.31% to 10.06%
December 31, 2003	146,819	$1.14520 to $2.82099	$306,259	8.54%	0.20% to 0.90%	23.90% to 24.78%
December 31, 2002	81,585	$0.92426 to $2.26950	$184,922	13.32%	0.25% to 0.90%	0.60% to 1.23%
December 31, 2001	14,583	$0.91872 to $2.24949	$32,793	12.05%	0.25% to 0.90%	-1.30% to -1.03%

	Prudential Stock Index Portfolio

December 31, 2004	43,963	$0.86390 to $5.30560	$74,786	1.64%	0.10% to 0.90%	9.47% to 10.23%
December 31, 2003	50,485	$0.78920 to $4.83241	$72,822	1.48%	0.20% to 0.90%	27.05% to 27.93%
December 31, 2002	46,575	$0.62117 to $3.79264	$51,411	1.13%	0.20% to 0.90%	-22.90% to -22.35%
December 31, 2001	38,189	$0.80562 to $4.90359	$92,151	1.08%	0.20% to 0.90%	-12.83% to -12.23%

	Prudential Value Portfolio

December 31, 2004	2,470	$1.30775 to $6.01243	$14,618	1.41%	0.60% to 0.90%	15.28% to 15.62%
December 31, 2003	2,470	$1.13442 to $5.20021	$12,601	1.60%	0.60% to 0.90%	26.93% to 27.30%
December 31, 2002	2,623	$0.89376 to $4.08489	$10,121	1.41%	0.60% to 0.90%	-22.66% to -22.12%
December 31, 2001	2,639	$0.93072 to $7.32260	$13,505	1.57%	0.60% to 0.90%	-2.95% to -2.66%

	Prudential Natural Resources Portfolio

December 31, 2004	1,159	$7.80970 to $7.80970	$9,052	3.37%	0.60% to 0.60%	24.43% to 24.43%
December 31, 2003	1,093	$6.27650 to $6.27650	$6,861	3.96%	0.60% to 0.60%	38.17% to 38.17%
December 31, 2002	1,045	$4.54254 to $4.54254	$4,748	0.74%	0.60% to 0.60%	18.21% to 18.21%
December 31, 2001	2,244	$3.84290 to $3.84290	$8,624	2.94%	0.60% to 0.60%	-10.62% to -10.62%

	Prudential Global Portfolio

December 31, 2004	4,756	$0.72784 to $1.87418	$7,965	0.95%	0.10% to 0.90%	8.61% to 9.37%
December 31, 2003	3,889	$0.67013 to $1.72057	$6,137	0.36%	0.25% to 0.90%	32.87% to 33.72%
December 31, 2002	3,617	$0.50434 to $1.29103	$4,406	2.47%	0.25% to 0.90%	-25.80% to -25.33%
December 31, 2001	33,174	$0.67974 to $1.73500	$57,397	0.35%	0.25% to 0.90%	-18.34% to -18.10%

	Prudential Government Income Portfolio

December 31, 2004	1,166	$2.90912 to $2.90912	$3,391	3.71%	0.60% to 0.60%	2.50% to 2.50%
December 31, 2003	1,457	$2.83824 to $2.83824	$4,136	3.86%	0.60% to 0.60%	1.85% to 1.85%
December 31, 2002	1,380	$2.78677 to $2.78677	$3,845	7.15%	0.60% to 0.60%	11.38% to 11.38%
December 31, 2001	599	$2.50199 to $2.50199	$1,499	6.06%	0.60% to 0.60%	7.42% to 7.42%

	Prudential Jennison Portfolio

December 31, 2004	10,067	$0.62184 to $2.32869	$18,988	0.48%	0.10% to 0.90%	8.67% to 9.43%
December 31, 2003	9,380	$0.57225 to $2.13674	$17,013	0.27%	0.25% to 0.90%	29.09% to 29.92%
December 31, 2002	8,733	$0.44328 to $1.65033	$12,805	0.21%	0.25% to 0.90%	-31.57% to -31.13%
December 31, 2001	8,389	$0.64774 to $2.40452	$19,499	0.16%	0.25% to 0.90%	-18.97% to -18.73%

	Prudential Small Capitalization Stock Portfolio

December 31, 2004	5,086	$3.24476 to $3.24476	$16,504	0.61%	0.60% to 0.60%	21.31% to 21.31%
December 31, 2003	5,003	$2.67470 to $2.67470	$13,381	0.69%	0.60% to 0.60%	37.44% to 37.44%
December 31, 2002	2,684	$1.94604 to $1.94604	$5,224	1.24%	0.60% to 0.60%	-15.43% to -15.43%
December 31, 2001	25,176	$2.30107 to $2.30107	$57,931	0.51%	0.60% to 0.60%	4.92% to 4.92%

A24

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

	T. Rowe Price International Stock Portfolio

December 31, 2004	106	$0.79238 to $0.79238	$84	1.07%	0.90% to 0.90%	12.75% to 12.75%
December 31, 2003	127	$0.70277 to $0.70277	$89	1.28%	0.90% to 0.90%	29.35% to 29.35%
December 31, 2002	131	$0.54330 to $0.54330	$71	0.99%	0.90% to 0.90%	-19.01% to -19.01%
December 31, 2001	124	$0.67086 to $0.67086	$83	2.32%	0.90% to 0.90%	-22.91% to -22.91%

	AIM V.I. Premier Equity Fund

December 31, 2004	241	$0.64987 to $0.75191	$177	0.38%	0.20% to 0.90%	4.83% to 5.56%
December 31, 2003	552	$0.61995 to $0.71231	$358	0.32%	0.20% to 0.90%	23.97% to 24.82%
December 31, 2002	503	$0.50008 to $0.57069	$258	0.38%	0.20% to 0.90%	-30.89% to -30.40%
December 31, 2001	433	$0.72355 to $0.82001	$317	0.13%	0.20% to 0.90%	-12.74% to -12.74%

	Janus Aspen Growth Portfolio

December 31, 2004	514	$0.61523 to $0.61523	$316	0.15%	0.90% to 0.90%	3.60% to 3.60%
December 31, 2003	550	$0.59388 to $0.59388	$327	0.08%	0.90% to 0.90%	30.56% to 30.56%
December 31, 2002	755	$0.45488 to $0.45488	$344	0.00%	0.90% to 0.90%	-27.17% to -27.17%
December 31, 2001	648	$0.62457 to $0.62457	$405	0.08%	0.90% to 0.90%	-25.41% to -25.41%

	MFS Emerging Growth Series

December 31, 2004	212	$0.51747 to $0.71936	$137	0.00%	0.20% to 0.90%	11.94% to 12.73%
December 31, 2003	231	$0.46227 to $0.63811	$127	0.00%	0.20% to 0.90%	29.04% to 29.96%
December 31, 2002	309	$0.35823 to $0.49100	$122	0.00%	0.20% to 0.90%	-34.35% to -33.89%
December 31, 2001	217	$0.54567 to $0.74275	$131	0.00%	0.20% to 0.90%	-34.07% to -34.07%

	American Century VP Value Fund

December 31, 2004	71	$1.68484 to $1.68484	$119	1.02%	0.90% to 0.90%	13.31% to 13.31%
December 31, 2003	63	$1.48693 to $1.48693	$94	1.21%	0.90% to 0.90%	27.81% to 27.81%
December 31, 2002	80	$1.16337 to $1.16337	$94	0.68%	0.90% to 0.90%	-13.40% to -13.40%
December 31, 2001	44	$1.34339 to $1.34339	$60	0.00%	0.90% to 0.90%	3.68% to 3.68%

	Franklin Templeton Small Cap Fund

December 31, 2004	323	$0.75958 to $0.76243	$246	0.00%	0.20% to 0.90%	10.47% to 11.25%
December 31, 2003	304	$0.68532 to $0.68757	$209	0.00%	0.20% to 0.90%	36.00% to 36.97%
December 31, 2002	251	$0.50033 to $0.50555	$126	0.27%	0.20% to 0.90%	-29.32% to -28.82%
December 31, 2001	203	$0.70289 to $0.71530	$144	0.45%	0.20% to 0.90%	-16.00% to -16.00%

	Prudential SP Alliance Large Cap Growth Portfolio

December 31, 2004	692	$0.83552 to $0.85150	$587	0.00%	0.10% to 0.90%	5.16% to 5.82%
December 31, 2003	522	$0.78954 to $0.80974	$415	0.00%	0.25% to 0.90%	22.76% to 23.57%
December 31, 2002	213	$0.63892 to $0.65960	$138	0.00%	0.25% to 0.90%	-31.81% to -31.36%
December 31, 2001	7	$0.93088 to $0.96725	$7	0.00%	0.25% to 0.90%	-8.20% to -8.20%

	Prudential SP Davis Value Portfolio

December 31, 2004	2,189	$1.14376 to $1.15901	$2,508	0.38%	0.10% to 0.90%	11.51% to 12.30%
December 31, 2003	1,557	$1.01900 to $1.03934	$1,591	0.39%	0.25% to 0.90%	28.25% to 29.07%
December 31, 2002	639	$0.78949 to $0.81040	$508	0.00%	0.25% to 0.90%	-16.44% to -15.91%
December 31, 2001	33	$0.93883 to $0.96984	$32	0.48%	0.25% to 0.90%	-6.12% to -6.12%

	Prudential SP Goldman Sachs Small Cap Value Portfolio

December 31, 2004	1,859	$1.29903 to $1.59242	$2,627	0.16%	0.10% to 0.90%	19.61% to 20.44%
December 31, 2003	1,176	$1.08604 to $1.18169	$1,381	0.03%	0.25% to 0.90%	31.92% to 32.77%
December 31, 2002	551	$0.82323 to $0.89000	$485	0.98%	0.25% to 0.90%	-15.14% to -14.60%
December 31, 2001	15	$0.97015 to $1.04214	$15	1.19%	0.25% to 0.90%	3.84% to 3.84%

	Prudential SP State Street Research Small Cap Growth Portfolio

December 31, 2004	547	$0.65467 to $0.90247	$475	0.00%	0.10% to 0.90%	-1.80% to -1.10%
December 31, 2003	313	$0.90630 to $0.91323	$286	0.00%	0.25% to 0.90%	33.51% to 34.38%
December 31, 2002	119	$0.67884 to $0.67960	$81	0.00%	0.25% to 0.90%	-30.89% to -30.43%
December 31, 2001	1	$0.97681 to $0.97681	$1	0.00%	0.25% to 0.25%	-1.90% to -1.90%

	Janus Aspen Mid Cap Growth Portfolio — Service Shares

December 31, 2004	231	$0.53397 to $0.53397	$124	0.00%	0.20% to 0.20%	20.23% to 20.23%
December 31, 2003	203	$0.44411 to $0.44411	$90	0.00%	0.20% to 0.20%	34.49% to 34.49%
December 31, 2002	126	$0.33021 to $0.33021	$42	0.00%	0.20% to 0.20%	-28.25% to -28.25%
December 31, 2001	58	$0.46024 to $0.46024	$27	0.00%	0.20% to 0.20%	-17.80% to -17.80%

	Janus Aspen Balanced Portfolio — Service Shares

December 31, 2004	122	$1.07066 to $1.07066	$130	2.36%	0.20% to 0.20%	8.08% to 8.08%
December 31, 2003	104	$0.99058 to $0.99058	$103	2.11%	0.20% to 0.20%	13.49% to 13.49%
December 31, 2002	54	$0.87282 to $0.87282	$47	2.17%	0.20% to 0.20%	-6.85% to -6.85%
December 31, 2001	42	$0.93075 to $0.93075	$40	2.80%	0.20% to 0.20%	-1.48% to -1.48%

	Prudential SP PIMCO Total Return Portfolio

December 31, 2004	2,349	$1.21784 to $1.36023	$2,954	1.94%	0.10% to 0.90%	4.33% to 5.06%
December 31, 2003	1,835	$1.16728 to $1.29466	$2,194	2.50%	0.20% to 0.90%	4.91% to 5.65%
December 31, 2002	738	$1.11264 to $1.22547	$845	3.75%	0.20% to 0.90%	8.40% to 9.15%
December 31, 2001	30	$1.02645 to $1.12277	$31	4.10%	0.20% to 0.90%	8.40% to 8.40%

A25

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

		Prudential SP PIMCO High Yield Portfolio

December 31, 2004	582	$1.32262 to $1.35167	$779	6.89%	0.10% to 0.90%	8.36% to 9.05%
December 31, 2003	434	$1.22063 to $1.23945	$535	6.85%	0.25% to 0.90%	21.32% to 22.11%
December 31, 2002	188	$1.00616 to $1.01499	$191	9.68%	0.25% to 0.90%	-0.74% to -0.11%
December 31, 2001	10	$1.01365 to $1.01611	$10	10.70%	0.25% to 0.90%	1.27% to 1.51%

		Janus Aspen Growth Portfolio — Service Shares				(August 6, 2001)

December 31, 2004	519	$0.88566 to $0.88566	$460	0.00%	0.25% to 0.25%	3.94% to 3.94%
December 31, 2003	345	$0.85205 to $0.85205	$294	0.00%	0.25% to 0.25%	31.16% to 31.16%
December 31, 2002	147	$0.64963 to $0.64963	$96	0.00%	0.25% to 0.25%	-26.90% to -26.90%
December 31, 2001	1	$0.88873 to $0.88873	$1	0.00%	0.25% to 0.25%	-10.24% to -10.24%

		Prudential SP Large Cap Value Portfolio				(August 6, 2001)

December 31, 2004	820	$1.15350 to $1.25106	$966	0.72%	0.10% to 0.90%	16.70% to 17.51%
December 31, 2003	572	$0.98843 to $1.00384	$573	0.00%	0.25% to 0.90%	25.64% to 26.43%
December 31, 2002	250	$0.78673 to $0.79398	$198	2.28%	0.25% to 0.90%	-17.12% to -16.58%
December 31, 2001	1	$0.95177 to $0.95177	$1	0.06%	0.25% to 0.25%	-4.05% to -4.05%

		Prudential SP AIM Core Equity Portfolio				(August 6, 2001)

December 31, 2004	223	$1.04168 to $1.04168	$232	0.44%	0.10% to 0.25%	8.52% to 8.52%
December 31, 2003	152	$0.95989 to $0.95989	$146	0.33%	0.25% to 0.25%	23.38% to 23.38%
December 31, 2002	89	$0.77800 to $0.77800	$69	0.00%	0.25% to 0.25%	-15.42% to -15.42%
December 31, 2001	1	$0.91988 to $0.91988	$1	0.00%	0.25% to 0.25%	-6.82% to -6.82%

		Prudential SP MFS Capital Opportunities Portfolio				(February 12, 2001)

December 31, 2004	373	$0.81901 to $1.09706	$307	0.17%	0.10% to 0.25%	12.11% to 12.15%
December 31, 2003	237	$0.73053 to $0.73053	$173	0.09%	0.25% to 0.25%	26.50% to 26.50%
December 31, 2002	95	$0.57748 to $0.57748	$55	0.00%	0.25% to 0.25%	-28.86% to -28.86%
December 31, 2001	1	$0.81172 to $0.81172	$0	0.77%	0.25% to 0.25%	-19.57% to -19.57%

		Prudential SP Strategic Partners Focused Growth Portfolio				(August 6, 2001)

December 31, 2004	219	$0.93791 to $0.95843	$210	0.00%	0.10% to 0.90%	9.62% to 10.30%
December 31, 2003	156	$0.85560 to $0.86896	$135	0.00%	0.25% to 0.90%	24.72% to 25.52%
December 31, 2002	64	$0.68600 to $0.69228	$44	0.00%	0.25% to 0.90%	-25.93% to -25.44%
December 31, 2001	2	$0.92854 to $0.92854	$2	0.00%	0.25% to 0.25%	-6.11% to -6.11%

		Prudential SP Mid Cap Growth Portfolio				(February 12, 2001)

December 31, 2004	1,274	$0.78166 to $0.82851	$1,023	0.00%	0.10% to 0.90%	18.48% to 19.27%
December 31, 2003	895	$0.65537 to $0.69929	$598	0.00%	0.25% to 0.90%	38.86% to 39.76%
December 31, 2002	307	$0.46893 to $0.50358	$147	0.00%	0.25% to 0.90%	-46.80% to -46.46%
December 31, 2001	6	$0.87586 to $0.94666	$6	0.00%	0.25% to 0.90%	-12.01% to -12.01%

		SP Prudential U.S. Emerging Growth Portfolio				(February 12, 2001)

December 31, 2004	1,068	$1.03828 to $1.05677	$1,114	0.00%	0.10% to 0.90%	20.31% to 21.09%
December 31, 2003	681	$0.85748 to $0.87838	$585	0.00%	0.25% to 0.90%	40.82% to 41.72%
December 31, 2002	298	$0.60504 to $0.62375	$181	0.00%	0.25% to 0.90%	-32.68% to -32.24%
December 31, 2001	14	$0.89289 to $0.92649	$13	0.00%	0.25% to 0.90%	-11.06% to -11.06%

		Prudential SP AIM Aggressive Growth Portfolio				(February 12, 2001)

December 31, 2004	538	$0.97314 to $0.98623	$526	0.00%	0.10% to 0.90%	10.88% to 11.59%
December 31, 2003	341	$0.87210 to $0.88948	$298	0.00%	0.25% to 0.90%	25.37% to 26.20%
December 31, 2002	124	$0.69102 to $0.69102	$85	0.00%	0.25% to 0.25%	-21.15% to -21.15%
December 31, 2001	0	$0.87641 to $0.87641	$0	0.00%	0.25% to 0.25%	-11.64% to -11.64%

		Prudential SP Technology Portfolio				(February 12, 2001)

December 31, 2004	566	$0.71749 to $0.74741	$417	0.00%	0.10% to 0.90%	-0.90% to -0.23%
December 31, 2003	374	$0.71918 to $0.75416	$271	0.00%	0.25% to 0.90%	41.13% to 42.11%
December 31, 2002	88	$0.50609 to $0.50609	$44	0.00%	0.25% to 0.25%	-41.47% to -41.47%
December 31, 2001	2	$0.86466 to $0.86466	$1	0.00%	0.25% to 0.25%	-14.83% to -14.83%

		Prudential SP Conservative Asset Allocation Portfolio				(August 6, 2001)

December 31, 2004	1,085	$1.16226 to $1.18776	$1,285	1.29%	0.10% to 0.90%	7.92% to 8.60%
December 31, 2003	497	$1.07699 to $1.09372	$543	1.04%	0.25% to 0.90%	15.45% to 16.20%
December 31, 2002	162	$0.93287 to $0.94126	$152	0.00%	0.25% to 0.90%	-6.71% to -6.11%
December 31, 2001	0	$1.00256 to $1.00256	$0	8.40%	0.25% to 0.25%	0.66% to 0.66%

		Prudential SP Balanced Asset Allocation Portfolio				(August 6, 2001)

December 31, 2004	2,887	$1.15290 to $1.17831	$3,387	0.72%	0.10% to 0.90%	10.09% to 10.80%
December 31, 2003	1,302	$1.04724 to $1.06350	$1,383	0.78%	0.25% to 0.90%	21.78% to 22.55%
December 31, 2002	299	$0.86782 to $0.86782	$259	0.00%	0.25% to 0.25%	-11.89% to -11.89%
December 31, 2001	0	$0.98498 to $0.98498	$0	0.00%	0.25% to 0.25%	-0.93% to -0.97%

		Prudential SP Growth Asset Allocation Portfolio				(August 6, 2001)

December 31, 2004	4,815	$1.12461 to $1.14931	$5,527	0.36%	0.10% to 0.90%	12.04% to 12.75%
December 31, 2003	2,232	$1.00377 to $1.01931	$2,272	0.40%	0.25% to 0.90%	27.14% to 27.95%
December 31, 2002	443	$0.79663 to $0.79663	$353	0.00%	0.25% to 0.90%	-17.47% to -17.47%
December 31, 2001	1	$0.96529 to $0.96529	$1	0.00%	0.25% to 0.25%	-2.79% to -2.79%

A26

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

		Prudential SP Aggressive Growth Asset Allocation Portfolio

December 31, 2004	1,545	$1.08568 to $1.10980	$1,720	0.05%	0.10% to 0.90%	13.73% to 14.47%
December 31, 2003	742	$0.95462 to $0.96951	$719	0.02%	0.25% to 0.90%	31.58% to 32.43%
December 31, 2002	218	$0.72551 to $0.73212	$159	0.00%	0.25% to 0.90%	-22.86% to -22.36%
December 31, 2001	0	$ — to $ —	$0	0.00%	0.00% to 0.00%	0.00% to 0.00%

		Prudential SP William Blair International Growth Portfolio				(August 6, 2001)

December 31, 2004	599	$1.10066 to $1.12481	$672	0.18%	0.10% to 0.90%	15.51% to 16.25%
December 31, 2003	386	$0.95286 to $0.96758	$373	0.00%	0.25% to 0.90%	38.33% to 39.23%
December 31, 2002	215	$0.68881 to $0.69495	$149	0.00%	0.25% to 0.90%	-23.26% to -22.77%
December 31, 2001	12	$0.89755 to $0.89989	$11	0.00%	0.25% to 0.90%	-9.34% to -9.11%

		Prudential SP LSV International Value Portfolio				(August 6, 2001)

December 31, 2004	791	$1.01469 to $1.08592	$807	0.42%	0.10% to 0.90%	14.77% to 15.51%
December 31, 2003	567	$0.87846 to $0.94613	$500	0.69%	0.25% to 0.90%	26.23% to 27.05%
December 31, 2002	220	$0.69143 to $0.74954	$153	0.00%	0.25% to 0.90%	-17.91% to -17.38%
December 31, 2001	6	$0.83687 to $0.91304	$5	0.00%	0.25% to 0.90%	-16.41% to -16.41%

		Janus Aspen International Growth Portfolio - Service Shares				(February 12, 2001)

December 31, 2004	69	$0.80610 to $0.80610	$56	0.89%	0.20% to 0.20%	18.45% to 18.45%
December 31, 2003	62	$0.68052 to $0.68052	$42	0.91%	0.20% to 0.20%	34.26% to 34.26%
December 31, 2002	59	$0.50685 to $0.50685	$30	0.77%	0.20% to 0.20%	-25.91% to -25.91%
December 31, 2001	36	$0.68406 to $0.68406	$25	1.11%	0.20% to 0.20%	-9.43% to -9.43%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

  Charges and Expenses
  A. Mortality Risk and Expense Risk Charges
  The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45% and 0.10%, are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, and ENVUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45% .The mortality risk and expense risk charges are assessed through reduction in unit values.
  B. Deferred Sales Charge
  A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

A27

Note 6: Financial Highlights (continued)

  Charges and Expenses (continued)
  C. Partial Withdrawal Charge
  A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL or ENVUL contract, respectively. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.
  D. Expense Reimbursement
  The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund.This reimbursement is applied through an increase in unit values.
  E. Cost of Insurance and Other Related Charges
  Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Variable Appreciable Life Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

A29

Pruco Life Insurance Company of New Jersey

Statements of Financial Position

As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)

	2004	2003

ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2004 - $874,200; and 2003 - $746,370)	$ 903,685	$ 782,685
Policy loans	153,359	154,659
Short-term investments	44,549	44,571
Other long-term investments	1,977	2,765
Total investments	1,103,570	984,680
Cash and cash equivalents	108,117	72,547
Deferred policy acquisition costs	183,219	176,529
Accrued investment income	15,045	13,635
Reinsurance recoverables	67,411	17,850
Receivables from affiliates	17,152	17,173
Other assets	13,789	9,954
Separate account assets	2,112,866	1,926,301
TOTAL ASSETS	$ 3,621,169	$ 3,218,669

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$ 796,421	$ 675,823
Future policy benefits and other policyholder liabilities	189,673	158,752
Cash collateral for loaned securities	74,527	78,855
Securities sold under agreements to repurchase	24,754	14,483
Income taxes payable	76,878	51,383
Other liabilities	27,788	20,317
Separate account liabilities	2,112,866	1,926,301
Total liabilities	3,302,907	2,925,914

CONTINGENCIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding at December 31, 2004 and December 31, 2003)	2,000	2,000
Additional paid-in-capital	168,810	168,742
Deferred compensation	(152)	(108)
Accumulated other comprehensive income	13,246	13,178
Retained earnings	134,358	108,943
Total stockholder’s equity	318,262	292,755
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 3,621,169	$ 3,218,669

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income

Years Ended December 31, 2004, 2003 and 2002 (in thousands)

	2004	2003	2002
REVENUES

Premiums	$ 31,822	$ 38,141	$ 28,321
Policy charges and fee income	77,872	70,060	70,444
Net investment income	52,499	45,148	44,812
Realized investment gains (losses), net	1,885	(838)	(14,204)
Asset management fees	4,976	4,029	1,264
Other income	1,947	1,717	1,709

Total revenues	171,001	158,257	132,346

BENEFITS AND EXPENSES

Policyholders’ benefits	44,968	50,898	45,543
Interest credited to policyholders’ account balances	29,324	22,641	20,449
General, administrative and other expenses	60,742	55,167	56,145

Total benefits and expenses	135,034	128,706	122,137

Income from operations before income taxes and cumulative effect of accounting change	35,967	29,551	10,209

Income taxes:
Current	14,584	(15,103)	(8,717)
Deferred	(4,216)	24,037	3,558
Total income tax expense (benefit)	10,368	8,934	(5,159)

Net Income from Operations Before Cumulative Effect of Accounting Change	25,599	20,617	15,368

Cumulative effect of change in accounting principle, net of taxes	(184)	-	-

NET INCOME	25,415	20,617	15,368

Other comprehensive income, net of tax
Increase (decrease) in net unrealized investment gains, net of taxes	(479)	3,483	5,971
Cumulative effect of accounting change, net of tax	547	-	-

Other comprehensive income, net of tax	68	3,483	5,971

COMPREHENSIVE INCOME	$ 25,483	$ 24,100	$ 21,339

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity

Periods Ended December 31, 2004, 2003 and 2002 (in thousands)

	Common Stock	Paid – in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2002	$ 2,000	$ 128,689	$ 72,959	$ -	$ 3,724	$ 207,372
Net income	-	-	15,368	-	-	15,368
Adjustments to policy credits issued to eligible policyholders	-	-	(1)	-	-	(1)
Change in net unrealized investment gains, net of taxes	-	-	-	-	5,971	5,971
Balance, December 31, 2002	2,000	128,689	88,326	-	9,695	228,710
Net income	-	-	20,617	-	-	20,617
Contribution from Parent	-	40,000	-	-	-	40,000
Stock-based compensation programs	-	53	-	(108)	-	(55)
Change in net unrealized investment gains, net of taxes	-	-	-	-	3,483	3,483
Balance, December 31, 2003	2,000	168,742	108,943	(108)	13,178	292,755
Net income	-	-	25,415	-	-	25,415
Stock-based compensation programs	-	68	-	(44)	-	24
Cumulative effect of accounting change, net of taxes	-	-	-	-	547	547
Change in net unrealized investment gains, net of taxes	-	-	-	-	(479)	(479)
Balance, December 31, 2004	$ 2,000	$ 168,810	$ 134,358	$ (152)	$ 13,246	$ 318,262

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002 (in thousands)

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 25,415	$ 20,617	$ 15,368
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Policy charges and fee income	(19,556)	(15,786)	(12,057)
Interest credited to policyholders’ account balances	29,324	22,641	20,449
Realized investment (gains) losses, net	(1,885)	838	14,204
Amortization and other non-cash items	20,192	1,616	(7,651)
Cumulative effect of accounting change	184	-	-
Change in:
Future policy benefits and other policyholders’ liabilities	29,266	24,544	14,808
Reinsurance recoverable	(49,561)	(9,671)	-
Accrued investment income	(784)	(2,344)	(892)
Policy loans	1,300	3,772	323
Receivable from affiliates	21	13	(7,416)
Deferred policy acquisition costs	(6,302)	(39,476)	(18,078)
Income taxes payable	25,597	17,737	(2,366)
Other, net	3,643	11,766	(8,341)
Cash Flows From Operating Activities	56,854	36,267	8,351

CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
Fixed maturities available for sale	449,653	314,559	271,401
Payments for the purchase of:
Fixed maturities available for sale	(543,373)	(540,203)	(331,512)
Other long-term investments	(86)	1,083	(2,458)
Short term investments, net	2,443	(14,254)	2,822
Cash Flows Used in Investing Activities	(91,363)	(238,815)	(59,747)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account:
Deposits	221,728	210,872	135,163
Withdrawals	(157,616)	(73,794)	(73,518)
Cash collateral for loaned securities, net	(4,328)	53,820	(11,057)
Securities sold under agreements to repurchase, net	10,271	(17,230)	13,199
Contribution from Parent	-	40,000	-
Deferred compensation	(44)	(108)	-
Stock-based compensation	68	53	-
Cash payments to eligible policyholders	-	-	(9,121)
Cash Flows From Financing Activities	70,079	213,613	54,666

Net increase in cash and cash equivalents	35,570	11,065	3,270
Cash and cash equivalents, beginning of year	72,547	61,482	58,212
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 108,117	$ 72,547	$ 61,482

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS

Pruco Life Insurance Company of New Jersey or, “the Company,” is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company or, “Pruco Life”, a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America or, “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 (“the date of demutualization”) Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or, “Prudential Financial.”

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America or, GAAP. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of less than $0.1 million and $0.1 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial’s Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment,” which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue (“EITF”) No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees” and related interpretations in accounting for its non-employee stock options.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as “Net investment income.” Income and expenses associated with securities loaned transactions used to generate income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in “General, administrative and other expenses” in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $11 million and $8 million, respectively.

Other assets consist primarily of reinsurance recoverables, premiums due, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds (“PSF”). The PSF are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company’s derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position (“FSP”) EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $.2 million, net of $.1 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $.5 million, net of $.3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $40 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

2004
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 40,178	$ 527	$ 94	$ 40,611

Foreign government bonds	-	-	-	-

Corporate securities	795,984	30,808	1,788	825,004

Mortgage-backed securities	38,038	200	168	38,070

Total fixed maturities, available for sale	$ 874,200	$ 31,535	$ 2,050	$ 903,685

		2003
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 31,909	$ 668	$ -	$ 32,577

Foreign government bonds	1,024	174	-	1,198

Corporate securities	699,928	36,179	964	735,143

Mortgage-backed securities	13,509	258	-	13,767

Total fixed maturities, available for sale	$ 746,370	$ 37,279	$ 964	$ 782,685

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003, is shown below:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 56,439	$ 56,990

Due after one year through five years	437,557	450,027

Due after five years through ten years	271,044	283,460

Due after ten years	71,122	75,138

Mortgage-backed securities	38,038	38,070

Total	$ 874,200	$ 903,685

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002 were $394 million, $275 million, and $262 million, respectively. Gross gains of $6 million, $2 million, and $5 million, and gross losses of $4 million, $2 million, and $9 million were realized on those sales during 2004, 2003, and 2002, respectively. Proceeds from maturities of fixed maturities available for sale during 2004, 2003, and 2002 were $56 million, and $39 million, and $9 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $0 million, $2.0 million, and $9 million for the years 2004, 2003 and 2002, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2004	2003	2002
		(in thousands)

Fixed maturities, available for sale	$ 44,375	$ 36,587	$ 35,078
Policy loans	8,443	8,463	8,715
Short-term investments and cash equivalents	1,733	1,430	1,852
Other	272	535	932
Gross investment income	54,823	47,015	46,577
Less investment expenses	(2,324)	(1,867)	(1,765)
Net investment income	$ 52,499	$ 45,148	$ 44,812

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2004	2003	2002
		(in thousands)

Fixed maturities, available for sale	$ 2,024	$ (1,123)	$ (12,690)
Derivatives and other	(139)	285	(1,514)
Realized investment losses, net	$ 1,885	$ (838)	$ (14,204)

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 23,744	$ 94	$ -	$ -	$ 23,744	$ 94
Corporate securities	208,780	1,721	3,606	67	212,386	1,788
Mortgage-backed securities	25,005	168	-	-	25,005	168
Total	$257,529	$ 1,983	$ 3,606	$ 67	$261,135	$ 2,050

As of December 31, 2004, gross unrealized losses on fixed maturities totaled approximately $2 million comprising 99 issuers. Of this amount, there was $2 million in the less than twelve months category comprising 95 issuers and $0.1 million in the greater than twelve months category comprising 4 issuers. There were no individual issuers with gross unrealized losses greater than $0.1 million. The $2 million loss of gross unrealized losses is comprised of investment grade securities. The $0.1 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $96 million and $91 million, respectively.

Fixed maturities of $0.5 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income.” Changes in these amounts include adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “net income” for a period that also had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)

		(in	thousands)
Balance, January 1, 2002	$ 11,738	$ (7,134)	$ 1,214	$ (2,094)	$ 3,724
Net investment gains on investments arising during the period	3,607	-	-	(1,299)	2,308

Reclassification adjustment for losses included in net income	12,690	-	-	(4,568)	8,122

Impact of net unrealized investment gains on deferred policy acquisition costs	-	(9,128)		3,286	(5,842)

Impact of net unrealized investment gains on policyholders’ account balances	-	-	2,161	(778)	1,383

Balance, December 31, 2002	28,035	(16,262)	3,375	(5,453)	9,695
Net investment gains on investments arising during the period	7,160	-	-	(2,577)	4,583
Reclassification adjustment for losses included in net income	1,123	-	-	(404)	719
Impact of net unrealized investment gains on deferred policy acquisition costs	-	(3,662)		1,318	(2,344)
Impact of net unrealized investment gains on policyholders’ account balances	-	-	821	(296)	525

Balance, December 31, 2003	36,318	(19,924)	4,196	(7,412)	13,178
Net investment gains on investments arising during the period	(4,798)			2,043	(2,755)
Reclassification adjustment for losses included in net income	(2,024)			708	(1,316)
Impact of net unrealized investment gains on deferred policy acquisition costs		8,075		(3,026)	5,049
Impact of net unrealized investment gains on policyholders’ account balances			(1,465)	555	(910)
Balance, December 31, 2004	$ 29,496	$ (11,849)	$ 2,731	$ (7,132)	$ 13,246

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

4.	DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2004	2003	2002
		(in thousands)
Balance, beginning of year	$ 176,529	$ 137,053	$ 118,975
Capitalization of commissions, sales and issue expenses	21,374	60,669	51,974
Amortization	(23,147)	(17,531)	(24,768)
Change in unrealized investment gains	8,463	(3,662)	(9,128)
Balance, end of year	$ 183,219	$ 176,529	$ 137,053

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company or, “PARCC,” discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $37 million and $3 million, respectively, in 2004.

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2004	2003
	(in thousands)

Life insurance	$ 183,736	$ 154,410
Individual Annuities	5,937	4,342
Total future policy benefits	$ 189,673	$ 158,752

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.50%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 8.75%, with less than 10% of the reserves based on an interest rate in excess of 8%.

Policyholders’ account balances at December 31 are as follows:

	2004	2003
	(in thousands)

Interest-sensitive life contracts	$ 432,460	$ 390,044
Individual annuities	363,961	285,779
Total policyholders’ account balances	$ 796,421	$ 675,823

Policyholders’ account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 2.97% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 11.00%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6.	REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2004	2003	2002
		(in thousands)
Direct premiums and policy charges and fee income	$ 147,511	$ 119,381	$ 104,180
Reinsurance ceded	(37,817)	(11,180)	(5,415)
Premiums and policy charges and fee income	$ 109,694	$ 108,201	$ 98,765

Policyholders’ benefits ceded	$ 20,028	$ 11,223	$ 12,929

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2004 and 2003 were $67 million and $18 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2004	2003	2002
		(in thousands)

Life insurance face amount in force	$ 42,903,082	$ 31,868,113	$ 21,119,708
Ceded to other companies	(37,708,317)	(17,782,119)	(9,866,510)
Net amount of life insurance in force	$ 5,194,765	$ 14,085,994	$ 11,253,198

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

	2004	2003	2002
	(in thousands)
Current tax (benefit) expense:
U.S.	$ 14,639	$ (15,103)	$ (8,975)
State and local	(55)	-	258
Total	14,584	(15,103)	(8,717)

Deferred tax expense (benefit):
U.S.	(2,640)	23,735	3,918
State and local	(1,576)	302	(360)
Total	(4,216)	24,037	3,558

Total income tax expense (benefit)	$ 10,368	$ 8,934	$ (5,159)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2004	2003	2002
	(in thousands)

Expected federal income tax expense	$ 12,589	$ 10,343	$ 3,573
State and local income taxes	(1,060)	197	(66)
Non taxable investment income	(1,240)	(2,583)	(8,505)
Other	79	977	(161)
Total income tax expense (benefit)	$ 10,368	$ 8,934	$ (5,159)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2004	2003
	(in thousands)
Deferred tax assets
Net operating loss	$ -	$ 1,074
Investments	1,661	1,673
Other	841	204
Deferred tax assets	2,502	2,951

Deferred tax liabilities
Insurance reserves	$ 3,249	$ 7,420
Deferred acquisition costs	46,936	48,271
Net unrealized gains on securities	10,324	13,075
Other	3,209	-
Deferred tax liabilities	63,718	68,766

Net deferred tax liability	$ 61,216	$ 65,815

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $70 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2004
	In the Event of Death	At Annuitization / Accumulation
Variable Annuity Contracts	(dollars in thousands)

Return of Net Deposits
Account value	$253,843	N/A
Net amount at risk	$395	N/A
Average attained age of contractholders	61 years	N/A

Minimum return or anniversary contract value
Account value	$743,506	$68,612
Net amount at risk	$67,040	$0
Average attained age of contractholders	63 years	56
Average period remaining until earliest expected annuitization	N/A	6.5 years

Market value adjusted annuities	Unadjusted Value	Adjusted Value
Account value	$34,053	$35,885

December 31, 2004
In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in thousands)

No Lapse Guarantees
Separate account value	$417,967
General account value Net amount at risk	$65,494 $5,329,909
Average attained age of contractholders	42 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

December 31, 2004
(in thousands)

Equity funds	$552,820
Bond funds	78,373
Balanced funds	21,584
Money market funds	23,605
Specialty funds	81
Total	$676,463

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $418 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $321 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.”

Guaranteed Minimum Death Benefit (GMDB)
(in thousands)
Balance as of January 1, 2004	$1,633
Incurred guarantee benefits	762
Paid guarantee benefits	(1,154)
Balance as of December 31, 2004	$1,241

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in thousands)
Balance as of January 1, 2004	$7,879
Capitalization	4,461
Amortization	(1,225)
Balance as of December 31, 2004	$11,115

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $57 million, $(60) million, and $(45) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory surplus of the Company amounted to $148 million and $90 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003, and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance or, “Codification,” which replaced the current Accounting Practices and Procedures manual as the NAIC’s primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company’s parent in 2004, 2003 or 2002. However, the Company received a $40 million capital contribution from its Parent during 2003.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments

See note 11 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at

December 31:

	2004			2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial assets:

Fixed maturities, available for sale	$ 903,685	$ 903,685	$ 782,685	$ 782,685
Policy loans	153,359	175,090	154,659	179,308
Short-term investments	44,549	44,549	44,571	44,571
Cash and cash equivalents	108,117	108,117	72,547	72,547
Separate account assets	2,112,866	2,112,866	1,926,301	1,926,301

Financial liabilities:
Investment contracts	$ 398,615	$ 398,615	$ 312,635	$ 312,635
Cash collateral for loaned securities	74,527	74,527	78,855	78,855
Securities sold under agreements to repurchase	24,754	24,754	14,483	14,483
Separate account liabilities	2,112,866	2,112,866	1,926,301	1,926,301

11.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11.	DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12.	12.	CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General’s office. As part of a broad initiative by the NAIC, the Company has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.

The Company’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13.	RELATED PARTY TRANSACTIONS (Continued)

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance. The cash surrender value included in separate accounts was $462 million and $430 million at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $4 million, $3 million and $7 million for the years ending December 31, 2004, 2003 and 2002, respectively.

Reinsurance with Affiliates

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $56 million as of December 31, 2004.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential and replaced it with a revised yearly renewable term agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $8 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $27 million, $1 million, and $1 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from these life reinsurance agreements are $16 million in 2004, $0 in 2003, and $8 million in 2002.

Debt Agreements

The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. As of December 31, 2004 and 2003, there was $99 million and $93 million, respectively, of asset-based financing. There is no outstanding debt to Prudential Funding, LLC as of December 31, 2004 or December 31, 2003.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                                      Three months ended
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
                                                   March 31        June 30       September 30     December 31
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
   2004                                                                 (in thousands)
   Total revenues                                  $    44,907     $   46,297      $    40,500      $   39,297
   Total benefits and expenses                          35,106         39,646           33,536          26,746
   Income from operations before income
   taxes       and cumulative effect of
   accounting change                                     9,801          6,651            6,964          12,551
   Net income                                            6,912          4,774            6,432           7,297
                                              -----------------------------------------------------------------

                                              -----------------------------------------------------------------
   2003                                                                 (in thousands)
   Total revenues                                   $   35,410     $   42,421       $   38,893      $   41,533
   Total benefits and expenses                          32,104         33,770           33,297          29,535
   Income from operations before income taxes
   and cumulative effect of accounting change            3,306          8,651            5,596          11,998
   Net income                                            2,633          5,932            3,229           8,823

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation” as of January 1, 2003.

PricewaterhouseCoopers LLP

New York, New York

March 25, 2005

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 4)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities LLC and Pruco Life Insurance Company of New Jersey. (Note 4)
(ii) Proposed form of Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(iii) Schedule of Sales Commissions. (Note 4)
(d)	Contracts:
(i) Variable Appreciable Life Insurance Contracts:
(a) With fixed Death Benefit. (Note 4)
(b) With variable Death Benefit. (Note 4)
(ii) Revised Contract with fixed death benefit. (Note 4)
(iii) Revised Contract with variable death benefit. (Note 4)
(iv) Rider for Insured's Waiver of Premium Benefit. (Note 4)
(v) Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(vi) Rider for Insured's Accidental Death Benefit. (Note 4)
(vii) Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(viii) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 4)
(ix) Rider for Interim Term Insurance Benefit. (Note 4)
(x) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(xi) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xii) Rider for Level Term Insurance on Dependent Children. (Note 4)
(xiii) Rider for Level Term Insurance on Dependent Children - from Term Conversions. (Note 4)
(xiv) Rider for Level Term Insurance on Dependent Children - from Term Conversions or Attained Age Change. (Note 4)
(xv) Rider for Coverage on Other Insured. (Note 4)
(xvi) Rider modifying Waiver of Premium. (Note 2)
(xvii) Rider to terminate a Supplementary Benefit. (Note 4)
(xviii) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xix) Rider to provide for exclusion of Aviation Risk. (Note 4)
(xx) Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xxi) Rider to provide for exclusion of War Risk. (Note 4)
(xxii) Endorsement for conversion of a Dependent Child. (Note 4)
(xxiii) Endorsement for Contractual Conversion of a Term Policy. (Note 4)
(xxiv) Endorsement for conversion of Level Term Insurance Benefit on a Child. (Note 2)
(xxv) Endorsement providing for Variable Loan Interest Rate. (Note 4)
(xxvi) Endorsement for Increase in Face Amount. (Note 4)
(xxvii) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance:
(a) for use in New Jersey with fixed death benefit Contract (Note 4)
(b) for use in New Jersey with variable death benefit Contract (Note 4)
(c) for use in New York with fixed death benefit Contract (Note 4)
(d) for use in New York with variable death benefit Contract (Note 4)
(xxviii) Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount After Three Years. (Note 4)
(xxix) New Jersey Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount After Three Years. (Note 4)
(xxx) New York Rider for Term Insurance Benefit on Life of Insured Spouse - Decreasing Amount After Three Years. (Note 4)
(xxxi) Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 4)
(xxxii) Appreciable Plus Rider:
(a)for use in New Jersey. (Note 4)
(b)for use in New York. (Note 4)
(xxxiii) Living Needs Benefit Rider for use in New Jersey (Note 2)
(xxxiv) Living Needs Benefit Rider for use in New York. (Note 4)
(e)	Application:
(i) Application for Variable Appreciable Life Insurance Contract. (Note 4)
(ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)
(iii) New Jersey Application Form for Variable Appreciable Life Insurance Contract. (Note 2)
(iii) New York Application Form for Variable Appreciable Life Insurance Contract. (Note 4)
(iv) Revised New York Application Form for Variable Appreciable Life Insurance Contract. (Note 2)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 4)
(ii) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)
(iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 3)
(g)	Not Applicable.
(h)	None.
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 6)
(j)	Powers of Attorney:
David R. Odenath, Jr. (Note 7)
James J. Avery, Jr. (Note 8)
Ronald P. Joelson (Nore 9)
Helen M. Galt (Note 10)
John Chieffo, C. Edward Chaplin (Nore 11)
Andrew J. Mako (Note 12)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 1)

(Note 1)  Filed herewith.
(Note 2)  Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.
(Note 3)  Incorporated by reference to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)  Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)  Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 6)  Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)  Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)  Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 333-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 9)  Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 10)  Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85117, filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 11)  Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4, Registration No. 333-49230, filed January 20, 2005 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 12)  Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-99275, filed June 27, 2003 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

Item 28. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance since 1998.

C. EDWARD CHAPLIN, Treasurer and Director – Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

BERNARD J. JACOB, President and Director – Vice President, Prudential Individual Life and Annuities since 2004; 2002 to 2004: Vice President, Group Executive Strategy and Business Development; prior to 2001: Executive Vice President, Proact Technologies Corporation.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

ANDREW J. MAKO, Director – Vice President, Finance, Insurance Division, Prudential Financial since 1999.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities, since 2003; prior to 2003: President, Prudential Investments.

OFFICERS WHO ARE NOT DIRECTORS

JOHN CHIEFFO, Vice President and Chief Accounting Officer – Vice President and Individual Life Controller since 1998.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001; prior to 2000: Corporate Vice President, Guaranteed Products, Prudential Retirement.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed March 9, 2005.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note2)	Vice President, Anti-Money Laundering Officer
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kieran J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this XXth day of April, 2005.

(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 to the Registration Statement has been signed below by the following persons in the capacities indicated on this XXth day of April, 2005.

Signature and Title

/s/*_________________________
John Chieffo
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
C. Edward Chaplin
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
Andrew J. Mako
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(k) Legal Opinion	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

(l) Actuarial Opinion	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation:	Calculation of sample illustrations.

(n) Auditor Consent	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(q) Redeemability Exemption	Memoradum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B).